UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21734

PIMCO Global StocksPLUS ® & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2010

Date of reporting period:	March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedules of Investments	4-20

Statements of Assets and Liabilities	21

Statements of Operations	22

Statements of Changes in Net Assets	23-24

Statements of Cash Flows	25

Notes to Financial Statements	26-49

Financial Highlights	50-51

Report of Independent Registered Public Accounting Firm	52

Tax Information	53

Annual Shareholder Meetings Results/Changes in Board of Trustees	54

Changes in Investment Policies	55-56

Privacy Policy/Proxy Voting Policies & Procedures	57

Dividend Reinvestment Plan	58

Board of Trustees	59-60

Fund Officers	61

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Letter to Shareholders

May 14, 2010

Dear Shareholder:

Please find enclosed the annual report for PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for the fiscal year ended March 31, 2010.

Global stock markets rebounded from a deep, extended bear market, advancing at a robust pace during the fiscal year, as signs of economic recovery prompted investors to move capital from cash and government bonds into less-defensive, higher-yielding investments. In this environment, stocks and corporate bonds outperformed government-issued securities. The Standard & Poor’s 500 Index, a proxy for U.S. equity performance, advanced 49.77% and the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”) returned 54.44% in U.S. dollar terms. The B of A Merrill Lynch U.S. High Yield Index advanced 61.57%, outpacing both stocks and bonds. The broad bond market, as measured by the Barclays Capital U.S. Aggregate Index, returned 7.69% for the fiscal year while the Barclays Capital U.S. Treasury Bond Index declined 1.18%.

The U.S. Federal Reserve (the “Fed”) continued its accommodative monetary policy during the fiscal year, holding the benchmark rate on loans between member banks at the historic low target rate of 0% to 0.25%. The Fed announced that it was concluding purchases of some $1.25 trillion of Agency mortgage-backed securities and about $175 billion of Agency debt from banks, a policy intended to add to the supply of cash available for lending. Noting that bank lending continues to contract, the Fed stated that it would monitor conditions and employ the policy tools necessary for economic recovery and price stability.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel

Chairman	President & Chief Executive Officer

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	1

PIMCO Global StocksPLUS® & Income Fund Fund Insights/Performance & Statistics

March 31, 2010 (unaudited)

•                  For the fiscal year ended March 31, 2010, PIMCO Global StocksPLUS® & Income Fund (the “Fund”) returned 138.68% on net asset value (“NAV”) and 155.94% on market price.

•                  The Fund’s exposure to the Morgan Stanley Capital International “Europe, Australasia, Far East” Index (MSCI EAFE) via total return swaps averaged 46% during the fiscal year. The MSCI EAFE Index ended the period with a total return of 54.44%.

•                  The Fund had an average of 53% exposure to the domestic equity market via S&P 500 futures contracts, along with a defensive option strategy that used the premium from written at- or slightly out-of-the money call options to generate income and also purchase out-of-money put options to limit losses. The S&P 500 Index advanced 49.77% for the period. The option strategy detracted from performance as the written calls and purchased puts were adversely affected by the S&P 500 Index’s rally during the fiscal year.

Income and valuation changes were generated in a diversified fixed income portfolio which collateralizes the equity positions. Highlights of the fixed income performance were:

•                  High-yield and investment-grade corporate bonds added significantly to Fund performance, as these securities experienced price appreciation due to the compression of credit spreads during the period.

•                  Exposure to non-Agency mortgages and asset-backed securities, which generated incremental income for the Fund, also benefitted returns as these holdings appreciated due to increased liquidity and government-sponsored programs.

•                  The fixed income portfolio had an average duration of 4.5 years during the fiscal year. Positive duration detracted from returns as the yield on ten-year U.S. Treasuries increased.

•                  An allocation to Agency mortgages contributed to performance as these high-quality assets outperformed like-duration Treasuries.

•                  A yield advantage over LIBOR provided a source of incremental income for the Fund, which was beneficial to performance.

Total Return(1):	Market Price	NAV
1 Year	155.94%	138.68%
3 Year	11.75%	(0.38)%
Commencement of Operations (5/31/05) to 3/31/10	13.26%	6.58%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/31/05) to 3/31/10	Market Price	$19.05
NAV	NAV	$12.52
Market Price	Premium to NAV	52.16%
	Market Price Yield(2)	8.70%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market on a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at March 31, 2010.

PIMCO Global StocksPLUS® & Income Fund
2	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Fund Insights/Performance & Statistics

March 31, 2010 (unaudited)

•                  For the fiscal year ended March 31, 2010, PIMCO High Income Fund (the “Fund”) advanced 214.85% on net asset value (“NAV”) and 156.33% on market price.

•                  An emphasis on financials, which benefited from recapitalization efforts and balance sheet improvement during the fiscal period, was a significant contributor to performance.

•                  Strong security selection in the consumer cyclical sector, where auto-related credits materially outperformed the broader industry category, benefitted returns.

•                  An underweight position in energy, which lagged the overall market during the fiscal period, contributed to performance.

•                  A below-market weight to consumer non-cyclicals, which underperformed alongside other defensive areas of the market amid the strong credit rally, was a strong contributor to performance.

•                  As real estate bonds posted very robust returns during the fiscal period, led by real estate developers and managers, an underweight position in is sector detracted from performance.

•                  An underweight position in gaming companies, which posted very strong returns during the fiscal period, negatively impacted relative returns.

•                  Exposure to investment grade bonds detracted from performance, as the high-grade market was significantly outpaced by high yield bonds during the fiscal period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
1 Year	156.33%	214.85%
5 Year	13.32%	6.40%
Commencement of Operations (4/30/03) to 3/31/10	11.90%	8.50%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/30/03) to 3/31/10	Market Price	$12.24
NAV	NAV	$8.73
Market Price	Premium to NAV	40.21%
	Market Price Yield(2)	11.39%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV asset will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market on a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at March 31, 2010.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	3

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
MORTGAGE-BACKED SECURITIES – 73.5%

$649	American Home Mortgage Assets, 1.391%, 11/25/46, CMO, FRN	Caa1/CCC	$304,236
	Banc of America Commercial Mortgage, Inc., CMO, VRN (k),
2,000	5.334%, 3/11/41 (a) (d)	NR/BBB+	1,177,430
2,600	5.889%, 7/10/44	NR/A+	2,550,910
	Banc of America Funding Corp., CMO, FRN,
433	0.460%, 7/20/36	Ba1/AAA	285,509
3,264	5.75%, 3/20/36	Caa1/B	2,271,113
3,000	Banc of America Large Loan, Inc., 0.98%, 8/15/29, CMO, FRN (a) (d) (k)	Aaa/AA	2,387,272
	Banc of America Mortgage Securities, Inc., CMO,
1,706	3.179%, 2/25/35, FRN	Ba1/NR	1,455,480
432	6.00%, 7/25/46	Baa3/CCC	394,370
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d) (k)	Aaa/NR	2,449,118
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
637	3.120%, 3/25/35	Baa2/BB-	511,469
1,794	3.537%, 2/25/34 (k)	Aa3/AA	1,527,220
2,855	5.921%, 8/25/47	NR/CCC	2,239,535
	Bear Stearns Alt-A Trust, CMO, VRN,
920	3.112%, 4/25/35 (k)	Aa2/BBB+	692,490
592	5.124%, 11/25/34	Aa1/AAA	515,575
434	5.201%, 9/25/35	Ba1/CCC	321,237
	Bear Stearns Commercial Mortgage Securities, CMO, VRN,
1,000	5.694%, 6/11/50 (k)	NR/A+	991,095
1,000	5.720%, 2/11/41 (a) (d)	NR/BBB-	475,001
	Bear Stearns Structured Products, Inc., CMO, VRN,
699	5.603%, 1/26/36	B2/A+	431,807
724	5.666%, 12/26/46	Caa1/CCC	445,325
1,737	CBA Commercial Small Balance Commercial Mortgage, 5.54%, 1/25/39, CMO (a) (d) (g)	Ca/BBB-	967,906
1,421	Charlotte Gateway Village LLC, 6.41%, 12/1/16, CMO (a) (d) (g)	NR/A+	1,274,104
1,600	Chase Commercial Mortgage Securities Corp., 6.65%, 7/15/32, CMO (a) (d)	Ba3/NR	1,350,120
	Citigroup Mortgage Loan Trust, Inc., CMO,
1,701	3.726%, 3/25/37, VRN	NR/CCC	1,027,116
203	4.248%, 8/25/35, FRN	A3/AA	180,190
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.225%, 7/15/44, CMO, VRN	A1/BBB	584,317
	Countrywide Alternative Loan Trust, CMO,
1,925	0.450%, 5/20/46, FRN	Ba1/CCC	967,045
404	0.486%, 12/25/46, FRN	Ca/CCC	111,552
2,344	0.576%, 10/25/35, FRN	Ba2/CCC	1,320,758
4,694	0.596%, 5/25/36, FRN	B3/CCC	2,591,082
1,624	5.50%, 8/25/34	NR/AAA	898,456
340	5.50%, 12/25/35	Ba1/B-	244,766
83	5.50%, 2/25/36	B3/CC	45,298
1,849	5.50%, 3/25/36	B3/NR	1,171,469
764	5.860%, 2/25/37, VRN	NR/CCC	532,274
236	6.25%, 9/25/34	A1/AAA	202,062
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,904	0.566%, 3/25/35, FRN (k)	A1/AAA	1,127,382
326	0.636%, 2/25/35, FRN	Ba1/BBB	109,705
1,842	5.309%, 10/20/35, VRN	Ba3/CCC	1,285,792

PIMCO Global StocksPLUS® & Income Fund
4	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$764	5.317%, 10/20/35, VRN	B2/CCC	$584,386
392	6.00%, 3/25/36	NR/CCC	84,727
2,600	Credit Suisse First Boston Mortgage Securities Corp., 5.745%, 12/15/36, CMO, VRN (a) (d) (k)	NR/BBB+	1,687,150
	Credit Suisse Mortgage Capital Certificates, CMO,
1,100	0.40%, 10/15/21, FRN (a) (d)	Aa1/AAA	916,538
1,900	5.467%, 9/15/39	Aaa/AAA	1,828,244
63	6.00%, 11/25/36	B1/NR	51,684
2,000	6.215%, 2/15/41, VRN (k)	NR/AA	1,849,595
351	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 5.00%, 10/25/18, CMO	Aaa/AAA	342,247
1,252	First Horizon Alternative Mortgage Securities, 6.166%, 2/25/36, CMO, FRN	Ca/CC	57,952
	First Horizon Asset Securities, Inc., CMO, FRN,
2,098	5.119%, 6/25/35 (k)	NR/AAA	1,747,395
2,811	5.474%, 1/25/37	NR/CCC	2,244,473
	GE Capital Commercial Mortgage Corp., CMO, VRN,
1,000	5.106%, 7/10/45 (a) (d)	NR/BB	328,363
1,000	5.128%, 5/10/43	NR/BB	504,790
461	GMAC Mortgage Corp. Loan Trust, 4.128%, 6/25/34, CMO, FRN	NR/AAA	378,749
	GSR Mortgage Loan Trust, CMO,
488	2.954%, 9/25/35, FRN	NR/AAA	450,789
361	3.543%, 4/25/35, VRN	Baa3/BB-	290,895
850	5.50%, 6/25/36	NR/CCC	756,420
	Harborview Mortgage Loan Trust, CMO, FRN,
52	0.537%, 4/19/34	Aaa/AAA	46,272
2,767	1.246%, 11/25/47	Baa3/B-	1,709,086
306	2.526%, 11/19/34	Ba1/B+	174,767
1,121	HSBC Asset Loan Obligation, 5.994%, 1/25/37, CMO, VRN	NR/CC	729,943
4	Impac CMB Trust, 0.886%, 10/25/33, CMO, FRN	A1/A	2,644
4,006	Indymac Index Mortgage Loan Trust, 0.516%, 6/25/37, CMO, FRN	Caa1/CCC	876,899
¥102,608	JLOC Ltd., 0.514%, 2/15/16, CMO, FRN (a) (d)	Aaa/AAA	836,627
$1,380	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/CCC	980,080
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO (a) (d),
2,000	0.68%, 7/15/19, FRN (k)	Aa2/NR	1,518,967
1,500	5.293%, 5/15/41, VRN	Baa1/NR	866,936
1,000	5.65%, 3/18/51, VRN	Aa3/NR	778,125
	JPMorgan Mortgage Trust, CMO,
1,542	3.778%, 4/25/37, VRN	B1/CCC	1,028,532
2,428	4.957%, 8/25/35, FRN (k)	NR/CCC	2,053,275
630	5.50%, 6/25/37	NR/CC	542,111
3,423	5.778%, 8/25/36, VRN	B3/NR	2,515,936
	Luminent Mortgage Trust, CMO, FRN,
1,799	0.416%, 12/25/36	B2/B+	954,267
1,786	0.446%, 10/25/46	Ba1/A-	1,004,788
516	MASTR Adjustable Rate Mortgage Trust, 3.995%, 10/25/34, CMO, VRN	NR/A	413,414
183	Mellon Residential Funding Corp., 0.712%, 6/15/30, CMO, FRN	Aaa/AAA	154,081
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.378%, 8/12/48, CMO	Aa2/A	889,678
463	MLCC Mortgage Investors, Inc., 4.25%, 10/25/35, CMO, FRN	A1/AAA	424,292

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report			5

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

	Morgan Stanley Capital I, CMO,
$500	5.208%, 11/14/42, VRN	A1/BB+	$282,119
100	5.379%, 8/13/42, VRN (a) (d)	NR/BB-	36,488
1,000	5.569%, 12/15/44	NR/A+	898,602
1,300	5.809%, 12/12/49 (k)	NR/A+	1,280,528
384	Morgan Stanley Mortgage Loan Trust, 2.937%, 10/25/34, CMO, VRN	Baa1/A+	308,909
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d) (g) (k)	NR/NR	2,077,500
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,573	1.629%, 5/25/35, FRN	B3/CCC	685,070
289	5.624%, 9/25/35, VRN	Ba1/BB-	238,688
1,543	5.882%, 11/25/36, VRN	NR/CC	1,178,452
1,785	5.976%, 4/25/36, VRN	NR/CC	1,176,400
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
847	0.476%, 2/25/36	B1/CCC	472,003
764	0.526%, 2/25/36	Ba3/CCC	441,692
444	Suntrust Adjustable Rate Mortgage Loan Trust, 3.684%, 1/25/37, CMO, VRN	NR/CCC	329,830
	Wachovia Bank Commercial Mortgage Trust, CMO,
2,000	0.350%, 9/15/21, FRN (a) (d) (k)	A1/A+	1,497,578
1,020	4.982%, 2/15/35 (a) (d)	NR/BBB	681,514
1,500	5.360%, 1/15/41, VRN (a) (d)	Baa2/BBB	618,847
725	5.509%, 4/15/47	Aaa/BBB+	657,118
2,500	5.902%, 2/15/51, VRN (k)	Aaa/BBB	2,259,244
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
304	0.536%, 7/25/45	Aaa/AAA	235,488
1,883	0.536%, 10/25/45 (k)	Aa2/AAA	1,454,510
2,018	0.566%, 7/25/45 (k)	Aaa/AAA	1,504,090
269	1.201%, 1/25/47	Caa1/CCC	161,932
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO,
4,780	1.241%, 4/25/47, FRN	Ca/CC	1,286,882
1,298	5.50%, 7/25/35	Baa3/B+	885,098
	Wells Fargo Mortgage Backed Securities Trust, CMO,
1,332	5.311%, 5/25/35, FRN (k)	B3/A-	1,251,813
300	5.50%, 1/25/36	Ba1/NR	271,350
Total Mortgage-Backed Securities (cost-$85,018,745)			92,194,448

CORPORATE BONDS & NOTES – 60.2%

Airlines – 4.2%
1,000	American Airlines, Inc., 10.50%, 10/15/12 (a) (d) (k)	B2/B	1,070,000
1,309	Northwest Airlines, Inc., 1.001%, 5/20/14, FRN (MBIA) (k)	Baa2/BBB-	1,126,155
	United Air Lines Pass Through Trust (k),
2,224	6.636%, 1/2/24	Ba1/BB+	2,057,023
1,000	10.40%, 5/1/18	Ba1/BBB	1,075,000
			5,328,178
Automotive – 0.1%
100	Tenneco, Inc., 8.625%, 11/15/14	Caa2/CCC+	102,000
Banking – 3.3%
1,600	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (h) (k)	A2/AA-	2,065,010
2,000	Regions Financial Corp., 7.75%, 11/10/14 (k)	Baa3/BBB-	2,106,308
			4,171,318

PIMCO Global StocksPLUS® & Income Fund
6	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services – 26.5%
€800	American General Finance Corp., 4.625%, 6/22/11	B2/NR	$1,036,553
$2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h) (k)	NR/B-	1,922,327
	CIT Group, Inc.,
302	7.00%, 5/1/13	NR/NR	296,357
454	7.00%, 5/1/14	NR/NR	429,794
454	7.00%, 5/1/15	NR/NR	424,123
756	7.00%, 5/1/16	NR/NR	699,313
1,058	7.00%, 5/1/17	NR/NR	979,040
1,200	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37) (k)	Ba1/BB-	1,221,000
	Ford Motor Credit Co. LLC (k),
2,120	3.001%, 1/13/12, FRN	B1/B-	2,061,700
3,000	5.507%, 6/15/11, FRN	B1/B-	3,063,750
1,300	7.25%, 10/25/11	B1/B-	1,344,550
2,300	7.50%, 8/1/12	B1/B-	2,382,867
400	8.00%, 6/1/14	B1/B-	421,473
3,850	8.00%, 12/15/16	B1/B-	4,059,598
€4,600	General Electric Capital Corp., 4.625%, 9/15/66, (converts to FRN on 9/15/16) (a) (d)	Aa3/A+	5,041,648
$2,000	GMAC, Inc., 8.30%, 2/12/15 (a) (d) (k)	B3/B	2,105,000
3,000	International Lease Finance Corp., 6.625%, 11/15/13 (k)	B1/BB+	2,922,108
	SLM Corp.,
200	4.77%, 2/1/14, FRN	Ba1/BBB-	168,790
1,000	8.45%, 6/15/18 (k)	Ba1/BBB-	1,012,841
1,500	UBS AG, 5.875%, 12/20/17 (k)	Aa3/A+	1,555,629
			33,148,461
Healthcare & Hospitals – 4.4%
3,000	Biomet, Inc., 11.625%, 10/15/17 (k)	Caa1/B-	3,375,000
2,000	HCA, Inc., 9.25%, 11/15/16 (k)	B2/BB-	2,131,250
			5,506,250
Hotels/Gaming – 0.9%
1,100	MGM Mirage, 9.00%, 3/15/20 (a) (b) (d) (l) (acquisition cost-$1,102,625; purchased 3/9/10-3/10/10)	B1/B	1,138,500
Insurance – 6.8%
	American International Group, Inc. (k),
4,500	0.361%, 10/18/11, FRN	A3/A-	4,311,220
4,565	5.60%, 10/18/16	A3/A-	4,252,366
			8,563,586
Materials & Processing – 1.9%
2,000	Teck Resources Ltd., 10.25%, 5/15/16 (k)	Ba1/BB+	2,390,000
Oil & Gas – 5.2%
3,000	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (k)	Baa2/BBB	3,093,948
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16 (k)	B2/B	3,450,000
			6,543,948
Retail – 4.2%
2,688	CVS Pass Through Trust, 5.88%, 1/10/28 (k)	Baa2/NR	2,630,606
3,000	New Albertson’s, Inc., 8.00%, 5/1/31 (k)	Ba3/B+	2,595,000
			5,225,606
Telecommunications – 1.8%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a) (d) (k)	B2/B+	2,220,000

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report			7

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Transportation – 0.9%
$1,075	Navios Maritime Holdings, Inc. 8.875%, 11/1/17 (a) (d) (k)	Ba3/BB-	$1,118,000
Total Corporate Bonds & Notes (cost-$69,646,534)			75,455,847

U.S. GOVERNMENT AGENCY SECURITIES – 52.8%

Fannie Mae – 52.8%
3,082	4.50%, 8/1/39, MBS (k)	Aaa/AAA	3,091,302
2,834	4.50%, 10/1/39, MBS (k)	Aaa/AAA	2,843,086
11,226	6.00%, 8/1/34, MBS (k)	Aaa/AAA	12,110,360
2,425	6.00%, 11/1/34, MBS (k)	Aaa/AAA	2,615,923
3,485	6.00%, 12/1/34, MBS (k)	Aaa/AAA	3,759,529
2,594	6.00%, 11/1/36, MBS (k)	Aaa/AAA	2,768,116
918	6.00%, 12/1/37, MBS (k)	Aaa/AAA	976,099
1,190	6.00%, 3/1/38, MBS (k)	Aaa/AAA	1,264,857
31	6.00%, 6/1/38, MBS (k)	Aaa/AAA	32,899
1,217	6.00%, 7/1/38, MBS (k)	Aaa/AAA	1,293,701
4,777	6.00%, 8/1/38, MBS (k)	Aaa/AAA	5,080,064
11,964	6.00%, 9/1/38, MBS (k)	Aaa/AAA	12,721,884
3,982	6.00%, 10/1/38, MBS (k)	Aaa/AAA	4,233,678
2,220	6.00%, 11/1/38, MBS (k)	Aaa/AAA	2,360,121
323	6.00%, 12/1/38, MBS (k)	Aaa/AAA	343,568
8,342	6.00%, 1/1/39, MBS (k)	Aaa/AAA	8,869,758
176	6.00%, 2/1/39, MBS (k)	Aaa/AAA	187,213
179	7.00%, 12/25/23, CMO (k)	Aaa/AAA	199,947
118	7.50%, 6/1/32, MBS (k)	Aaa/AAA	131,563
65	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	66,405
276	10.074%, 12/25/42, CMO, VRN (k)	Aaa/AAA	299,626
812	13.806%, 8/25/22, CMO, FRN (b) (k)	Aaa/AAA	977,187
			66,226,886
Freddie Mac – 0.0%
30	7.00%, 8/15/23, CMO (k)	Aaa/AAA	33,504
Total U.S. Government Agency Securities (cost-$65,315,911)			66,260,390

ASSET-BACKED SECURITIES – 11.8%
1,192	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a) (d)	Ba3/BB+	1,073,021
684	Ameriquest Mortgage Securities, Inc., 5.854%, 2/25/33, FRN (f)	Ca/D	59,265
892	Conseco Financial Corp., 6.53%, 4/1/30, VRN	Ba3/NR	851,083
370	Denver Arena Trust, 6.94%, 11/15/19 (a) (d)	NR/NR	334,231
479	EMC Mortgage Loan Trust, 0.716%, 5/25/39, FRN (a) (d)	Aaa/NR	363,407
851	First Franklin Mortgage Loan Asset Backed Certificates, 0.436%, 3/25/36, FRN	B1/BBB+	593,396
285	HSI Asset Securitization Corp. Trust, 0.306%, 5/25/37, FRN	Ba3/BBB	262,288
950	Lehman XS Trust, 5.42%, 11/25/35	Ba1/AAA	673,395
2,956	Loomis Sayles CBO, 0.479%, 10/26/20, FRN (a) (d)	Aa1/A+	2,617,448
965	MASTR Asset Backed Securities Trust, 5.233%, 11/25/35	Ba2/BBB	830,479
2,455	Merrill Lynch First Franklin Mortgage Loan Trust, 0.486%, 5/25/37, FRN	Ca/CCC	1,034,228
618	Morgan Stanley ABS Capital I, 0.306%, 5/25/37, FRN	Baa2/BB	517,451
5,000	Origen Manufactured Housing, 7.65%, 3/15/32 (k)	B2/NR	4,795,901
291	Quest Trust, 0.366%, 8/25/36, FRN (a) (d)	Caa3/BBB	266,651

PIMCO Global StocksPLUS® & Income Fund
8	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

$183	Residential Asset Mortgage Products, Inc., 5.572%, 6/25/32, VRN	Aa3/BB	$134,155
551	Washington Mutual Asset Backed Certificates, 0.306%, 10/25/36, FRN	Ba3/CCC	369,130
Total Asset-Backed Securities (cost-$14,173,826)			14,775,529

U.S. TREASURY BONDS & NOTES (i) – 6.8%
	U.S. Treasury Bonds & Notes,
176	0.875%, 4/30/11		176,777
494	0.875%, 5/31/11		496,297
3,932	1.00%, 7/31/11		3,953,504
3,658	1.00%, 9/30/11 (e)		3,674,007
216	1.00%, 10/31/11		216,819
Total U.S. Treasury Bonds & Notes (cost-$8,501,873)			8,517,404

SENIOR LOANS (a) (c) – 2.4%

Automotive Products – 1.5%
	Ford Motor Corp., Term B,
104	3.23%, 12/15/13		101,018
1,821	3.26%, 12/15/13		1,763,179
			1,864,197
Financial Services – 0.9%
	International Lease Finance Corp. (e),
600	10.00%, 2/23/15, Term B1		615,563
500	10.00%, 3/17/16, Term B2		507,187
			1,122,750
Total Senior Loans (cost-$3,003,265)			2,986,947

MUNICIPAL BONDS & NOTES – 1.2%

West Virginia – 1.2%
1,920	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,806,015)	Baa3/BBB	1,526,592

COMMON STOCK – 0.8%

Shares

Diversified Financial Services – 0.8%
26,029	CIT Group, Inc. (j) (cost-$496,153)		1,014,090

SHORT-TERM INVESTMENTS – 20.6%

Principal Amount (000)

U.S. Treasury Bills (i) – 5.3%
$6,650	0.18%-0.25%, 8/12/10-9/2/10 (cost-$6,644,774)		6,644,844
Corporate Notes (k) – 6.6%
Financial Services – 5.8%
1,700	American General Finance Corp., 4.625%, 9/1/10	B2/B	1,697,603
1,000	Ford Motor Credit Co. LLC, 7.375%, 2/1/11	B1/B-	1,025,173

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report			9

PIMCO Global StocksPLUS® & Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
	International Lease Finance Corp.,
$1,700	0.472%, 5/24/10, FRN	B1/BB+	$1,700,110
700	4.875%, 9/1/10	B1/BB+	700,064
2,100	4.95%, 2/1/11	B1/BB+	2,101,993
			7,224,943
Insurance – 0.8%
1,000	Foundation Re II Ltd., 7.00%, 11/26/10, FRN (a) (b) (d) (l) (acquisition cost-$1,000,000; purchased 11/10/06)	NR/BB+	991,539
Total Corporate Notes (cost-$7,829,092)			8,216,482

U.S. Government Agency Securities (i) – 0.6%
Freddie Mac – 0.6%
552	0.109%, 2/1/11, FRN	Aaa/AAA	551,773
174	0.324%, 3/9/11, FRN	Aaa/AAA	174,231
Total U.S. Government Agency Securities (cost-$726,427)			726,004

Repurchase Agreements – 8.1%
9,100	Barclays Capital, Inc., dated 3/31/10, 0.03%, due 4/1/10, proceeds $9,100,008; collateralized by U.S. Treasury Inflation Index Bond, 2.00%, due 1/15/26, valued at $9,359,062 including accrued interest		9,100,000
1,128	State Street Bank & Trust Co., dated 3/31/10, 0.01%, due 4/1/10, proceeds $1,128,000; collateralized by U.S. Treasury Bills, zero coupon, due 4/8/10, valued at $1,155,000		1,128,000
Total Repurchase Agreements (cost-$10,228,000)			10,228,000
Total Short-Term Investments (cost-$25,428,293)			25,815,330

OPTIONS PURCHASED (j) – 0.1%

Contracts

Put Options – 0.1%
200	S&P 500 Index Futures (CME), strike price $1,100, expires 4/16/10 (cost-$260,750)		102,500
Total Investments before options written (cost-$273,651,365) – 230.2%			288,649,077

OPTIONS WRITTEN (j) – (0.8)%

Call Options – (0.8)%
200	S&P 500 Index Futures (CME), strike price $1,155, expires 4/16/10
	(premiums received-$1,024,250)		(1,015,000)
Total Investments net of options written (cost-$272,627,115) – 229.4%			287,634,077
Other liabilities in excess of other assets – (129.4%)			(162,263,687)
Net Assets – 100%			$125,370,390

PIMCO Global StocksPLUS® & Income Fund
10	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Schedule of Investments

March 31, 2010

Principal Amount (000)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 74.5%

Airlines – 1.9%
$8,760	American Airlines Pass Through Trust, 8.608%, 10/1/12	Ba3/B+	$8,760,000
6,507	Continental Airlines, Inc., 6.92%, 4/2/13 (a) (b) (g) (l) (acquisition cost-$5,804,084; purchased 7/1/03)	NR/NR	6,181,276
	Continental Airlines Pass Through Trust,
2,693	6.90%, 7/2/18, Class B	Ba2/BB-	2,598,980
9,798	9.00%, 7/8/16, Class A (k)	Baa2/A-	10,581,691
			28,121,947
Automotive – 1.6%
	Ford Motor Co.,
5,000	7.125%, 11/15/25	B3/CCC	4,287,500
5,900	7.50%, 8/1/26	B3/CCC	5,265,750
5,000	9.215%, 9/15/21	B3/CCC	5,212,500
9,450	Goodyear Tire & Rubber Co., 9.00%, 7/1/15	B1/B+	9,804,375
			24,570,125
Banking – 9.7%
4,700	AgFirst Farm Credit Bank, 7.30%, 4/30/10 (a) (b) (d) (h) (l) (acquisition cost-$3,729,000; purchased 2/26/10-3/2/10)	NR/A	3,674,366
12,500	AmSouth Bancorp, 6.75%, 11/1/25	Ba1/BB+	10,032,638
160	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB	162,000
5,100	BankAmerica Institutional Capital B, 7.70%, 12/31/26 (a) (d)	Baa3/BB	5,017,125
£29,775	Barclays Bank PLC, 14.00%, 6/15/19 (h)	Baa2/A-	59,099,336
$1,100	First Horizon National Corp., 4.50%, 5/15/13	Baa2/BB+	1,037,522
15,000	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a) (d) (h)	Ba1/BB	16,741,100
26,000	Rabobank Nederland NV, 11.00%, 6/30/19 (a) (d) (h) (k)	A2/AA-	33,556,406
	Regions Financial Corp.,
6,000	7.375%, 12/10/37	Ba1/BB+	5,227,998
10,000	7.75%, 11/10/14 (k)	Baa3/BBB-	10,531,540
			145,080,031
Computer Services – 0.6%
9,000	SunGard Data Systems, Inc., 10.25%, 8/15/15	Caa1/B-	9,506,250
Electric – 0.0%
578	Reliant Energy Mid-Atlantic Power Holdings LLC, 9.237%, 7/2/17	Ba1/BB	618,882
Entertainment – 0.0%
550	Speedway Motorsports, Inc., 8.75%, 6/1/16	Ba1/BB	588,500
Financial Services – 36.8%
25,710	AGFC Capital Trust I, 6.00%, 1/15/67, (converts to FRN on 1/15/17) (a) (d)	Caa1/CCC-	17,997,000
	American General Finance Corp.,
2,000	0.53%, 8/17/11, FRN	B2/B	1,865,958
€10,000	4.625%, 6/22/11	B2/NR	12,956,915
$2,925	4.875%, 7/15/12	B2/B	2,756,880
10,000	5.40%, 12/1/15	B2/B	8,628,590
29,200	5.625%, 8/17/11 (k)	B2/B	28,571,090
2,515	5.85%, 6/1/13	B2/B	2,356,487
3,000	6.90%, 12/15/17	B2/B	2,631,045
25,000	Aviation Capital Corp., 1.499%, 8/8/12 (a) (b) (g) (l) (acquisition cost-$17,500,000; purchased 6/11/09)	NR/NR	18,761,986
£15,000	BAC Capital Trust VII, 5.25%, 8/10/35	Baa3/BB	16,325,642

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report			11

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	*	Value

Financial Services (continued)
$5,000	Buffalo Thunder Development Authority, 9.375%, 12/15/14 (a) (b) (d) (f) (l) (m) (acquisition cost-$5,118,750; purchased 12/8/06)	WR/NR		$687,500
5,000	Capital One Capital III, 7.686%, 8/15/36 (k)	Baa3/BB		4,831,250
6,100	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB		6,693,432
7,700	Chukchansi Economic Development Authority, 8.00%, 11/15/13 (a) (d)	B3/B+		6,352,500
	Ford Motor Credit Co. LLC,
11,400	3.001%, 1/13/12, FRN	B1/B-		11,086,500
825	7.00%, 10/1/13	B1/B-		854,313
13,000	7.50%, 8/1/12	B1/B-		13,468,377
600	7.80%, 6/1/12	B1/B-		622,606
14,000	8.00%, 6/1/14	B1/B-		14,751,562
15,000	8.70%, 10/1/14	B1/B-		16,279,785
	GMAC, Inc.,
2,000	6.00%, 12/15/11	B3/B		2,001,034
48	6.70%, 5/15/14	B3/B		43,343
5,000	6.75%, 12/1/14	B3/B		4,973,405
7,000	6.75%, 12/1/14 (a) (b) (l) (acquisition cost-$6,720,000; purchased 1/4/10)	B3/B		7,035,000
3,720	7.00%, 2/1/12	B3/B		3,780,338
1,030	7.25%, 9/15/17	B3/B		926,436
210	7.50%, 10/15/12	B3/B		203,377
42,000	7.50%, 12/31/13 (k)	B3/B		43,155,000
15,770	8.00%, 11/1/31	B3/B		15,032,090
13,002	ILFC E-Capital Trust I, 5.90%, 12/21/65, (converts to FRN on 12/21/10) (a) (b) (d) (l) (acquisition cost-$6,861,120; purchased 8/31/09-1/22/10)	B3/BB		10,141,560
28,430	ILFC E-Capital Trust II, 6.25%, 12/21/65, (converts to FRN on 12/21/15) (a) (b) (d) (l) (acquisition cost-$14,110,737; purchased 8/31/09-10/6/09)	B3/BB		22,175,400
	International Lease Finance Corp.,
€15,000	1.037%, 8/15/11, FRN	B1/BB+		19,187,268
$4,070	4.75%, 1/13/12 (k)	B1/BB+		3,976,850
6,935	5.00%, 9/15/12	B1/BB+		6,668,051
14,000	5.30%, 5/1/12	B1/BB+		13,604,332
2,000	5.35%, 3/1/12	B1/BB+		1,960,246
1,960	5.40%, 2/15/12	B1/BB+		1,929,449
6,950	5.55%, 9/5/12	B1/BB+		6,772,282
1,000	5.625%, 9/20/13	B1/BB+		943,996
2,000	5.875%, 5/1/13	B1/BB+		1,921,992
18,000	6.29%, 10/15/17, VRN (g)	WR/BB+		12,931,937
30,965	6.375%, 3/25/13	B1/BB+		30,280,828
1,500	6.625%, 11/15/13	B1/BB+		1,461,054
33	JET Equipment Trust, 7.63%, 2/15/15 (a) (d) (f)	WR/NR		19,694
	LBG Capital No.1 PLC,
€2,000	6.439%, 5/23/20	Ba3/BB-		2,273,207
£4,900	7.869%, 8/25/20	Ba3/BB-		6,578,039
$24,826	7.875%, 11/1/20	Ba3/BB-		22,467,530
28,700	8.00%, 6/15/20 (a) (d) (g) (h)	NR/B+		24,701,689
2,000	8.50%, 12/17/21 (a) (d) (h)	NR/B+		1,750,000
	LBG Capital No.2 PLC,
€500	8.875%, 2/7/20	Ba2/BB		639,339
£850	11.25%, 9/14/23	Ba2/BB		1,347,387

PIMCO Global StocksPLUS® & Income Fund
12	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	*	Value

Financial Services (continued)
$3,705	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB		$3,353,025
2,025	Resona Preferred Global Securities Cayman Ltd., 7.191%, 7/30/15 (a) (d) (h) (k)	Ba2/BBB		1,899,979
	Royal Bank of Scotland Group PLC (h),
€3,500	7.092%, 9/29/17	B3/C		2,983,584
$2,300	7.64%, 9/29/17	B3/C		1,460,500
	SLM Corp.,
€10,000	4.75%, 3/17/14	Ba1/BBB-		12,685,307
$16,025	5.00%, 10/1/13	Ba1/BBB-		15,320,669
12,200	5.05%, 11/14/14	Ba1/BBB-		11,300,104
3,150	5.375%, 1/15/13 (k)	Ba1/BBB-		3,112,909
32,735	8.45%, 6/15/18 (k)	Ba1/BBB-		33,155,350
2,500	SMFG Preferred Capital USD 3 Ltd., 9.50%, 7/25/18 (a) (d) (h)	Ba1/BBB+		2,866,293
896	State Street Capital Trust III, 8.25%, 3/15/42, (converts to FRN on 3/15/11) (k)	Baa1/BBB+		927,907
2,000	USB Capital IX, 6.189%, 4/15/11 (h) (k)	A3/BBB+		1,730,000
2,500	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h)	Ba1/A-		2,593,750
				552,750,948
Healthcare & Hospitals – 2.1%
	HCA, Inc.,
3,000	7.50%, 12/15/23	Caa1/B-		2,760,000
2,900	8.36%, 4/15/24	Caa1/B-		2,762,250
11,552	9.00%, 12/15/14	Caa1/B-		11,725,280
12,875	9.875%, 2/15/17 (a) (d)	B2/BB-		14,098,125
				31,345,655
Hotels/Gaming – 0.7%
	MGM Mirage (a) (d),
6,000	9.00%, 3/15/20 (b) (l) (acquisition cost-$6,000,000; purchased 3/9/10)	B1/B		6,210,000
1,200	10.375%, 5/15/14 (k)	B1/B		1,329,000
2,100	11.125%, 11/15/17	B1/B		2,373,000
				9,912,000
Insurance – 12.4%
	American International Group, Inc.,
€5,000	4.875%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB		4,465,228
£10,000	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB		10,011,544
$3,150	5.85%, 1/16/18 (k)	A3/A-		2,930,968
5,000	6.25%, 5/1/36 (k)	A3/A-		4,373,145
€6,200	8.00%, 5/22/68, (converts to FRN on 5/22/18) (a) (d)	Ba2/BBB		6,900,130
$37,250	8.175%, 5/15/68, (converts to FRN on 5/15/38)	Ba2/BBB		31,755,625
30,750	8.25%, 8/15/18 (k)	A3/A-		32,314,099
£51,900	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB		65,146,707
$16,500	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a) (d) (k)	Baa2/BBB		18,727,500
2,000	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d) (k)	A3/A		2,240,240
4,000	Progressive Corp., 6.70%, 6/15/67, (converts to FRN on 6/15/17) (k)	A2/A-		3,932,984
3,500	Transatlantic Holdings, Inc., 8.00%, 11/30/39 (k)	Baa1/BBB+		3,587,290
				186,385,460

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report				13

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	*	Value

Machinery – 0.2%
$2,600	Chart Industries, Inc., 9.125%, 10/15/15	B3/B+		$2,613,000
Multi-Media – 0.5%
5,000	Columbus Industries, Inc., 11.50%, 11/20/14 (a) (d)	B2/B		5,500,000
€2,420	Lighthouse International Co. S.A., 8.00%, 4/30/14	Caa1/B		2,324,895
				7,824,895
Oil & Gas – 1.7%
$5,000	Chesapeake Energy Corp., 6.875%, 11/15/20	Ba3/BB		4,887,500
	Cie Generale de Geophysique-Veritas,
4,640	7.50%, 5/15/15	Ba3/BB		4,674,800
1,000	7.75%, 5/15/17	Ba3/BB		1,005,000
6,000	OPTI Canada, Inc., 8.25%, 12/15/14	Caa3/B		5,670,000
10,025	SandRidge Energy, Inc., 8.625%, 4/1/15, PIK	B3/B+		9,799,438
				26,036,738
Paper/Paper Products – 0.7%
	Weyerhaeuser Co.,
5,000	7.375%, 10/1/19	Ba1/BBB-		5,289,765
5,000	7.375%, 3/15/32	Ba1/BBB-		4,831,595
				10,121,360
Printing/Publishing – 0.2%
3,075	Local Insight Regatta Holdings, Inc., 11.00%, 12/1/17	Caa3/CCC-		2,221,687
Technology – 1.0%
€10,700	Sensata Technologies BV, 11.25%, 1/15/14	Caa2/NR		15,202,072
Telecommunications – 3.5%
	Intelsat Corp.,
$8,000	9.25%, 8/15/14	B3/BB-		8,240,000
1,000	9.25%, 6/15/16	B3/BB-		1,052,500
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	Ba1/BBB-		13,832,000
10,250	Qwest Corp., 8.375%, 5/1/16 (k)	Ba1/BBB-		11,582,500
4,200	Telesat Canada, 12.50%, 11/1/17	Caa1/B-		4,851,000
12,500	Windstream Corp., 8.625%, 8/1/16	Ba3/B+		12,843,750
				52,401,750
Transportation – 0.0%
628	Kansas City Southern de Mexico S.A. De C.V., 9.375%, 5/1/12	B2/B+		646,840
Utilities – 0.9%
2,000	Aes Dominicana Energia Finance S.A., 11.00%, 12/13/15 (a) (d)	NR/B-		2,100,000
4,455	Energy Future Holdings Corp., 9.75%, 10/15/19	Caa3/B+		4,432,917
5,445	Energy Future Intermediate Holding Co. LLC, 9.75%, 10/15/19	NR/B+		5,418,009
2,008	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	Baa3/BB+		1,754,323
				13,705,249
Total Corporate Bonds & Notes (cost-$927,778,265)				1,119,653,389

MORTGAGE-BACKED SECURITIES – 16.9%
2,854	American Home Mortgage Assets, 6.25%, 6/25/37, CMO	Ca/CC		1,632,889
406	American Home Mortgage Investment Trust, 5.66%, 9/25/45, CMO, FRN	A1/A		326,007
14,350	Banc of America Alternative Loan Trust, 6.00%, 3/25/36, CMO	Caa1/NR		12,141,772

PIMCO Global StocksPLUS® & Income Fund
14	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)	*	Value

$14,600	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa1/CCC		$10,140,741
102	Banc of America Mortgage Securities, Inc., 5.403%, 2/25/36, CMO, FRN	NR/A-		80,792
31,036	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d)	Aaa/NR		25,336,946
	Bear Stearns Adjustable Rate Mortgage Trust, CMO, VRN,
17,749	3.738%, 8/25/35	B3/CCC		12,315,685
92	4.994%, 1/25/35	A1/AA+		76,668
1,223	5.406%, 5/25/47	NR/CCC		849,422
	Chase Mortgage Finance Corp., CMO,
551	5.233%, 12/25/35, FRN	NR/CCC		498,141
10,545	5.424%, 3/25/37, FRN	B3/NR		8,814,739
724	5.50%, 5/25/36	B3/NR		622,327
823	6.015%, 9/25/36, FRN	Ba1/NR		738,958
7,400	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	Baa3/NR		6,460,051
7,592	Citigroup Commercial Mortgage Trust, 5.499%, 7/17/17, CMO (a) (d) (g)	Aaa/NR		6,415,240
	Citigroup Mortgage Loan Trust, Inc., CMO, VRN,
338	5.642%, 11/25/36	NR/CCC		241,407
663	5.862%, 7/25/37	Caa2/BB		488,023
6,249	5.936%, 3/25/37	B3/NR		4,862,727
2,417	5.969%, 9/25/37	NR/CCC		1,648,602
	Countrywide Alternative Loan Trust, CMO,
1,042	5.860%, 2/25/37, VRN	NR/CCC		725,829
747	6.00%, 11/25/36	Caa1/NR		450,554
418	6.50%, 6/25/36	Caa2/NR		242,337
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
10,372	5.50%, 10/25/35	Baa3/NR		8,830,610
9,648	5.75%, 3/25/37	NR/CCC		7,832,475
16,908	5.75%, 6/25/37	NR/CCC		14,233,067
2,860	6.00%, 4/25/36	NR/CCC		2,241,176
3,350	6.00%, 5/25/36	NR/CCC		2,792,307
2,124	6.00%, 4/25/37	NR/CCC		1,694,514
212	6.016%, 9/25/47, VRN	NR/CCC		151,694
3,800	Credit Suisse Mortgage Capital Certificates, 6.00%, 2/25/37, CMO	NR/CCC		2,936,098
96	First Horizon Alternative Mortgage Securities, 5.387%, 9/25/35, CMO, FRN	B3/NR		69,263
306	First Horizon Asset Securities, Inc., 5.832%, 5/25/37, CMO, FRN	NR/CCC		233,687
	GSR Mortgage Loan Trust, CMO,
2,324	5.50%, 5/25/36	NR/B		1,955,186
21,691	6.00%, 2/25/36	NR/CCC		18,365,863
1,944	6.00%, 7/25/37	NR/B+		1,542,279
	Harborview Mortgage Loan Trust, CMO, VRN,
1,780	5.75%, 8/19/36	NR/CCC		1,138,185
184	5.774%, 8/19/36	NR/CCC		118,477
16,154	JPMorgan Alternative Loan Trust, 6.148%, 3/25/37, CMO, VRN	NR/CC		9,671,685
4,900	JPMorgan Mortgage Trust, 5.688%, 1/25/37, CMO, VRN	Caa1/NR		3,759,094
698	Merrill Lynch Alternative Note Asset, 5.452%, 6/25/37, CMO, VRN	Caa2/D		385,042
441	Merrill Lynch Mortgage Backed Securities Trust, 5.782%, 4/25/37, CMO, VRN	NR/CCC		329,143
128	Morgan Stanley Mortgage Loan Trust, 5.352%, 6/25/36, CMO, FRN	A1/CCC		110,591

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report				15

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$10,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a) (d) (g)	NR/NR	$6,925,000
	Residential Asset Securitization Trust, CMO,
2,276	6.25%, 10/25/36	Caa3/D	1,386,963
800	6.50%, 8/25/36	Ca/CC	483,334
	Residential Funding Mortgage Securities I, CMO,
5,500	6.00%, 1/25/37	B3/NR	4,293,429
11,965	6.25%, 8/25/36	B3/CCC	10,176,436
191	Sequoia Mortgage Trust, 3.037%, 1/20/47, CMO, VRN	NR/CCC	141,901
1,895	Structured Adjustable Rate Mortgage Loan Trust, 2.838%, 8/25/34, CMO, VRN	A3/AA	1,535,246
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
4,769	5.688%, 4/25/37	NR/CCC	3,785,323
3,056	5.831%, 2/25/37	NR/CCC	2,307,415
	WaMu Mortgage Pass Through Certificates, CMO,
376	5.266%, 1/25/37, FRN	NR/CCC	279,113
329	5.313%, 3/25/37, VRN	NR/CCC	282,404
1,451	5.390%, 2/25/37, VRN	NR/CCC	1,022,275
331	5.448%, 4/25/37, FRN	NR/CCC	224,788
872	5.559%, 12/25/36, VRN	NR/CCC	610,528
235	5.562%, 12/25/36, FRN	NR/CCC	169,337
2,893	5.597%, 11/25/36, VRN	NR/CCC	2,196,830
605	5.638%, 5/25/37, FRN	NR/CC	404,176
739	5.667%, 2/25/37, VRN	NR/CC	536,118
785	5.828%, 2/25/37, FRN	NR/CCC	540,033
2,301	5.923%, 9/25/36, VRN	NR/CCC	1,802,034
	Wells Fargo Mortgage Backed Securities Trust, CMO,
2,002	5.217%, 4/25/36, VRN	NR/BB+	1,698,321
11,445	5.291%, 10/25/36, FRN	NR/CCC	8,615,629
3,234	5.528%, 7/25/36, FRN	NR/CCC	2,611,246
527	5.531%, 7/25/36, FRN	NR/CCC	423,178
379	5.959%, 9/25/36, FRN	B3/NR	277,481
20,000	6.00%, 5/25/36, FRN	B1/NR	16,408,812
3,421	6.00%, 7/25/37	B1/BB	2,737,683
11,000	6.00%, 8/25/37	B1/NR	8,997,185
Total Mortgage-Backed Securities (cost-$239,228,455)			254,372,511

SENIOR LOANS (a) (c) – 1.8%

Chemicals – 0.1%
966	INEOS Group Ltd., 7.001%, 10/7/12, Term A		967,445

Financial Services – 0.2%
2,700	CIT Group, Inc., 9.50%, 1/20/12, Term 2A		2,769,749

Utilities – 1.5%
	Texas Competitive Electric Holdings Co. LLC,
24,441	3.729%, 10/10/14		19,683,184
4,431	3.729%, 10/10/14, Term B3		3,609,328
247	3.79%, 10/10/14		199,323
46	3.79%, 10/10/14, Term B3		37,306
			23,529,141
Total Senior Loans (cost-$26,652,907)			27,266,335

PIMCO Global StocksPLUS® & Income Fund
16	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value
PREFERRED STOCK – 1.6%

Banking – 0.7%
209,900	CoBank Acb, 11.00%, 7/1/13, Ser. C (b)	NR/A	$10,967,275

Financial Services – 0.2%
3,000	GMAC, Inc., 7.00%, 12/31/11 (a) (b) (d) (l) (acquisition cost-$2,197,500; purchased 3/9/10)	NR/C	2,286,937

Real Estate Investment Trust – 0.7%
9,000	Sovereign Real Estate Investment Trust, 12.00%, 5/16/20 (a) (d)	Baa2/BBB+	10,282,500
Total Preferred Stock (cost-$23,607,150)			23,536,712

MUNICIPAL BONDS & NOTES – 1.4%

Principal Amount (000s)

California – 1.4%
$20,000	State Public Works Board Rev., Build America Bonds, 8.361%, 10/1/34, Ser. G-2 (cost-$20,000,000)	Baa2/BBB+	20,619,000

CONVERTIBLE PREFERRED STOCK – 1.0%

Shares

Insurance – 1.0%
1,524,044	American International Group, Inc., 8.50%, 8/1/11 (cost-$13,181,821)	Ba2/NR	15,575,730

SOVEREIGN DEBT OBLIGATIONS – 0.5%

Principal Amount (000s)

Brazil – 0.5%
BRL 14,400	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12, Ser. F (cost-$7,960,206)	Baa3/NR	7,860,000

COMMON STOCK – 0.4%

Shares

Commercial Banks – 0.4%
8,565,070	Royal Bank of Scotland Group PLC (e) (j) (cost-$4,750,277)		5,716,638

ASSET-BACKED SECURITIES – 0.0%

Principal Amount (000s)

$891	GSAA Trust, 0.546%, 3/25/37, FRN (cost-$579,970)	Caa2/CCC	443,405

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report			17

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
SHORT-TERM INVESTMENTS – 2.0%

Corporate Notes – 0.5%
Financial Services – 0.5%
$4,075	Ford Motor Credit Co. LLC, 7.875%, 6/15/10	B1/B-	$4,113,097
	International Lease Finance Corp.,
1,125	4.95%, 2/1/11	B1/BB+	1,126,068
1,250	5.45%, 3/24/11	B1/BB+	1,251,648
1,000	Residential Capital LLC, 8.50%, 5/15/10	C/CCC+	992,500
Total Corporate Notes (cost-$7,171,114)			7,483,313
U.S. Treasury Bills (i) – 0.2%
2,604	0.13%-1.01%, 4/15/10-5/6/10 (cost-$2,603,806)		2,603,765
Repurchase Agreements – 1.3%
4,000	JPMorgan Securities, Inc., dated 3/31/10, 0.01%, due 4/1/10, proceeds $4,000,001; collateralized by U.S. Treasury Note, 1.25%, due 11/30/10, valued at $4,082,807 including accrued interest		4,000,000
14,950	State Street Bank & Trust Co., dated 3/31/10, 0.01%, due 4/1/10, proceeds $14,950,004; collateralized by U.S. Treasury Bill, zero coupon, due 4/8/10, valued at $15,250,000		14,950,000
Total Repurchase Agreements (cost-$18,950,000)			18,950,000
Total Short-Term Investments (cost-$28,724,920)			29,037,078
Total Investments before options written (cost-$1,292,463,971) – 100.1%			1,504,080,798

OPTIONS WRITTEN (j) – (0.1)%

Contracts/ Notional Amount

Call Options – (0.0)%
$3,100,000	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.75%, expires 4/19/10		(50)
	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$50,900,000	strike rate 3.25%, expires 4/19/10		(641)
$59,000,000	strike rate 3.25%, expires 8/31/10		(153,768)
$2,500,000	strike rate 3.25%, expires 10/29/10		(9,773)
$25,400,000	strike rate 3.50%, expires 6/14/10		(75,418)
$17,800,000	strike rate 3.60%, expires 5/21/10		(58,194)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
460	strike price $119, expires 4/23/10		(19,797)
18	strike price $119, expires 5/21/10		(2,939)
			(320,580)
Put Options – (0.1)%
$37,800,000	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 4.00%, expires 12/1/10		(256,099)

PIMCO Global StocksPLUS® & Income Fund
18	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO High Income Fund Schedule of Investments

March 31, 2010 (continued)

Contracts/ Notional Amount		Value

Put Options (continued)
$1,900,000	7-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 4.00%, expires 4/19/10	$(44)
	10-Year Interest Rate Swap (OTC),
	Pay 3-Month USD-LIBOR Floating Rate Index,
$17,800,000	strike rate 4.10%, expires 5/21/10	(104,367)
$72,300,000	strike rate 4.25%, expires 4/19/10	(23,548)
$25,400,000	strike rate 4.50%, expires 6/14/10	(62,283)
$59,000,000	strike rate 4.75%, expires 8/31/10	(321,649)
$4,600,000	strike rate 5.00%, expires 4/19/10	-
$2,500,000	strike rate 5.00%, expires 10/29/10	(16,002)
$14,000,000	strike rate 6.00%, expires 8/31/10	(3,447)
1,288	Eurodollar Mid-Curve 1 yr. Futures (CME), strike price $97.38, expires 9/10/10	(352,542)
	U.S. Treasury Notes 10 yr. Futures (CBOT),
149	strike price $114, expires 4/23/10	(19,804)
18	strike price $114, expires 5/21/10	(6,424)
		(1,166,209)
Total Options Written (premiums received-$3,986,848)		(1,486,789)
Total Investments net of options written (cost-$1,288,477,123) – 100.0%		$1,502,594,009

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report		19

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Schedules of Investments

March 31, 2010 (continued)

Notes to Schedules of Investments:
*	Unaudited.
(a)

Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $45,316,986 and $320,902,852, representing 36.1% of net assets in Global StocksPLUS® and 21.4% of total investments in High Income, respectively.

(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2010.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after March 31, 2010.
(f)	In default.
(g)

Fair-Valued–Securities with an aggregate value of $4,319,510 and $75,917,128, representing 3.4% of net assets in Global StocksPLUS® and 5.1% of total investments in High Income, respectively. See Note 1(a) in the Notes to Financial Statements.

(h)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated as collateral for futures contracts and swaps.
(j)	Non-income producing.
(k)	All or partial amount segregated as collateral for reverse repurchase agreements.
(l)

Restricted. The aggregate acquisition cost of such securities is $2,102,625 and $68,041,191 in Global StocksPLUS® and High Income, respectively. The aggregate market value of $2,130,039 and $77,154,025 is approximately 1.7% of net assets in Global StocksPLUS® and 5.1% of total investments in High Income, respectively.

(m)

Security is subject to a forbearance agreement entered into by High Income which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

Glossary:
ABS	-	Asset-Backed Securities
BRL	-	Brazilian Real
	£-	British Pound
CBOT	-	Chicago Board of Trade
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on March 31, 2010.
	¥-	Japanese Yen
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
MBS	-	Mortgage-Backed Securities
NR	-	Not Rated
OTC	-	Over the Counter
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on March 31, 2010.

WR	-	Withdrawn Rating

PIMCO Global StocksPLUS® & Income Fund
20	PIMCO High Income Fund Annual Report | 3.31.10 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Statements of Assets and Liabilities March 31, 2010

	Global StocksPLUS®	High Income
Assets:
Investments, at value (cost-$273,651,365 and $1,292,463,971, respectively)	$288,649,077	$1,504,080,798
Cash (including foreign currency of $115,792 and $50,163 with a cost of $119,646 and $48,678, respectively)	116,377	5,069,502
Swap premiums paid	10,405,252	16,819,306
Unrealized appreciation of swaps	10,378,656	7,160,523
Interest receivable	2,511,480	31,822,986
Receivable from broker	151,664	265,963
Deposits with brokers for futures contracts and options written on futures collateral	48,000	681,000
Unrealized appreciation of forward foreign currency contracts	47,862	759,886
Receivable for investments sold	–	23,997,462
Prepaid expenses and other assets	23,182	110,271
Total Assets	312,331,550	1,590,767,697

Liabilities:
Payable for reverse repurchase agreements	159,165,766	210,192,155
Payable to brokers for cash collateral received	17,927,000	14,340,000
Unrealized depreciation of swaps	3,560,304	12,669,394
Payable for investments purchased	2,988,808	10,089,614
Swap premiums received	1,602,188	19,491
Options written, at value (premiums received-$1,024,250 and $3,986,848, respectively)	1,015,000	1,486,789
Payable for variation margin on futures contracts	243,080	–
Investment management fees payable	237,471	771,965
Interest payable for reverse repurchase agreements	48,738	36,664
Unrealized depreciation of forward foreign currency contracts	3,114	1,407,970
Payable to broker	2,006	1,177,032
Interest payable for cash collateral received	1,056	763
Dividends payable to common and preferred shareholders	–	6,590
Accrued expenses and other liabilities	166,629	333,746
Total Liabilities	186,961,160	252,532,173
Preferred Shares ($25,000 liquidation preference per share applicable to an aggregate of 11,680 shares issued and outstanding for High Income)	–	292,000,000
Net Assets Applicable to Common Shareholders	$125,370,390	$1,046,235,524

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$100	$1,198
Paid-in-capital in excess of par	225,544,657	1,680,552,404
Undistributed (dividends in excess of) net investment income	(1,729,482)	296,793
Accumulated net realized loss	(121,432,423)	(842,104,605)
Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	22,987,538	207,489,734
Net Assets Applicable to Common Shareholders	$125,370,390	$1,046,235,524
Common Shares Issued and Outstanding	10,015,135	119,824,123
Net Asset Value Per Common Share	$12.52	$8.73

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.10 | PIMCO High Income Fund Annual Report	21

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Statements of Operations Year ended March 31, 2010

	Global StocksPLUS®	High Income
Investment Income:
Interest (net of foreign withholding tax of $0 and $374, respectively)	$15,020,128	$136,873,094
Dividends	–	7,188,611
Facility and other fee income	1,889	489,590
Total Investment Income	15,022,017	144,551,295

Expenses:
Investment management fees	1,990,149	7,685,991
Interest expense	570,288	833,597
Audit and tax services	92,113	130,958
Shareholder communications	80,524	310,610
Custodian and accounting agent fees	55,983	335,539
Transfer agent fees	36,400	36,850
New York Stock Exchange listing fees	20,272	99,177
Legal fees	9,158	139,098
Trustees’ fees and expenses	7,105	95,038
Insurance expense	4,388	41,149
Auction agent fees and commissions	–	359,464
Miscellaneous	2,532	37,888
Total expenses	2,868,912	10,105,359

Net Investment Income	12,153,105	134,445,936

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,111,962)	(39,119,957)
Futures contracts	16,617,325	10,520,697
Options written	(2,599,705)	847,833
Swaps	5,455,981	47,588,143
Foreign currency transactions	(468,736)	8,703,060
Net change in unrealized appreciation/depreciation of: Investments	41,657,177	588,138,023
Futures contracts	(937,058)	(5,231,941)
Options written	439,956	2,500,059
Swaps	17,930,719	46,628,620
Foreign currency transactions	271,806	48,713
Net realized and change in unrealized gain on investments, futures contracts, options written, swaps, and foreign currency transactions	67,255,503	660,623,250
Net Increase in Net Assets Resulting from Investment Operations	79,408,608	795,069,186
Dividends on Preferred Shares from Net Investment Income	–	(660,078)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$79,408,608	$794,409,108

PIMCO Global StocksPLUS® & Income Fund
22	PIMCO High Income Fund Annual Report | 3.31.10 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund
Statements of Changes in Net Assets

	Year ended March 31,
	2010	2009
Investment Operations:
Net investment income	$12,153,105	$5,105,193
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	7,892,903	(103,625,527)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	59,362,600	(9,518,571)
Net increase (decrease) in net assets resulting from investment operations	79,408,608	(108,038,905)

Dividends and Distributions to Shareholders from:
Net investment income	(16,375,113)	(26,576,059)
Net realized gains	–	(19,516,328)
Return of capital	(5,432,962)	–
Total dividends and distributions to shareholders	(21,808,075)	(46,092,387)

Capital Share Transactions:
Reinvestment of dividends and distributions	3,326,203	3,717,119
Total increase (decrease) in net assets applicable to common shareholders	60,926,736	(150,414,173)

Net Assets:
Beginning of year	64,443,654	214,857,827
End of year (including dividends in excess of net investment income of $(1,729,482) and $(849,675), respectively)	$125,370,390	$64,443,654

Shares Issued in Reinvestment of Dividends and Distributions	240,856	383,167

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.10 | PIMCO High Income Fund Annual Report	23

PIMCO High Income Fund
Statements of Changes in Net Assets Applicable to Common Shareholders

	Year ended March 31,
	2010	2009
Investment Operations:
Net investment income	$134,445,936	$161,893,086
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	28,539,776	(668,961,075)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	632,083,474	(221,205,547)
Net increase (decrease) in net assets resulting from investment operations	795,069,186	(728,273,536)

Dividends on Preferred Shares from Net Investment Income	(660,078)	(18,253,536)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	794,409,108	(746,527,072)

Dividends and Distributions to Common Shareholders from:
Net investment income	(166,119,464)	(172,055,336)
Return of capital	(8,144,302)	–
Total dividends and distributions to common shareholders	(174,263,766)	(172,055,336)

Capital Share Transactions:
Reinvestment of dividends	13,257,234	11,689,628
Total increase (decrease) in net assets applicable to common shareholders	633,402,576	(906,892,780)

Net Assets Applicable to Common Shareholders:
Beginning of year	412,832,948	1,319,725,728
End of year (including undistributed (dividends in excess of) net investment income of $296,793 and $(8,374,282), respectively)	$1,046,235,524	$412,832,948

Common Shares Issued in Reinvestment of Dividends	1,457,480	1,359,335

PIMCO Global StocksPLUS® & Income Fund
24	PIMCO High Income Fund Annual Report | 3.31.10 | See accompanying Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Statements of Cash Flows Year ended March 31, 2010

	Global StocksPLUS®	High Income
Increase (Decrease) in Cash from:

Cash Flows provided by (used for) Operating Activities:
Net increase in net assets resulting from investment operations	$79,408,608	$795,069,186

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by (used for) Operating Activities:
Purchases of long-term investments	(413,456,086)	(1,792,566,064)
Proceeds from sales of long-term investments	252,662,895	1,628,692,632
Sales of short-term investments, net	4,128,501	266,422,358
Net realized gain on investments, futures contracts, swaps, options written and foreign currency transactions	(7,892,903)	(28,539,776)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	(59,362,600)	(632,083,474)
Net amortization on investments	(2,215,359)	(32,671,255)
(Increase) decrease in receivable for investments sold	209,996	(15,746,349)
Increase in interest receivable	(1,380,443)	(4,383,680)
Proceeds from futures contracts transactions	16,341,947	5,375,231
Decrease in deposits with brokers for futures and options written on futures collateral	7,942,000	1,256,800
(Increase) decrease in receivable from broker	(64,999)	56,339
(Increase) decrease in prepaid expenses and other assets	(2,419)	10,247
Decrease in payable for investments purchased	(1,190,867)	(16,309,842)
Increase in payable to broker	–	500,000
Increase in payable to brokers for cash collateral received	15,487,000	13,960,000
Periodic payments of swaps, net	(13,751,246)	(72,583,255)
Net cash provided by (used for) foreign currency transactions	(484,936)	8,262,085
Increase in investment management fees payable	167,350	285,190
Increase (decrease) in interest payable for reverse repurchase agreements	42,924	(53,345)
Increase in interest payable for cash collateral received	1,056	763
Increase (decrease) in accrued expenses and other liabilities	(33,822)	15,259
Net cash provided by (used for) operating activities*	(123,443,403)	124,969,050

Cash Flows provided by (used for) Financing Activities:
Increase in payable for reverse repurchase agreements	141,348,766	98,815,155
Cash dividends paid (excluding reinvestment of dividends of $3,326,203 and $13,257,234, respectively)	(20,273,986)	(176,092,892)
Redemptions of Preferred Shares	–	(44,400,000)
Net cash provided by (used for) financing activities	121,074,780	(121,677,737)
Net increase (decrease) in cash	(2,368,623)	3,291,313
Cash at beginning of year	2,485,000	1,778,189
Cash at end of year	$116,377	$5,069,502

*    Included in operating expenses is cash paid by Global StocksPLUS® and High Income for interest primarily on reverse repurchase agreements of $526,308 and $886,179, respectively.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. | 3.31.10 | PIMCO High Income Fund Annual Report	25

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS® & Income Fund (“Global StocksPLUS®”) and PIMCO High Income Fund (“High Income”), each the “Fund” and collectively the “Funds”, were organized as Massachusetts business trusts on February 16, 2005 and February 18, 2003, respectively. Prior to commencing operations on May 31, 2005 and April 30, 2003, respectively, the Funds had no operations other than matters relating to their organization as non-diversified for Global StocksPLUS® and diversified for High Income, both closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Funds’ Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Funds have an unlimited amount of $0.00001 par value per share of common stock authorized.

Global StocksPLUS®’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and the Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically, substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities.

High Income’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing in a diversified portfolio of U.S. dollar denominated debt obligations and other income-producing securities that are primarily rated below investment grade.

There is no guarantee that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Funds’ financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on

PIMCO Global StocksPLUS® & Income Fund
26	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

1. Organization and Significant Accounting Policies (continued)

the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•             Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access

•             Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•             Level 3 – valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at March 31, 2010 in valuing Global StocksPLUS®’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/2010
Investments in Securities – Assets:
Mortgaged-Backed Securities	–	$87,874,938	$4,319,510	$92,194,448
Corporate Bonds & Notes:
Airlines	–	1,070,000	4,258,178	5,328,178
All Other	–	70,127,669	–	70,127,669
U.S. Government Agency Securities	–	66,260,390	–	66,260,390
Asset-Backed Securities	–	13,702,508	1,073,021	14,775,529
U.S. Treasury Bonds & Notes	–	8,517,404	–	8,517,404
Senior Loans	–	2,986,947	–	2,986,947
Municipal Bonds & Notes	–	1,526,592	–	1,526,592
Common Stock	$1,014,090	–	–	1,014,090
Short-Term Investments	–	25,815,330	–	25,815,330
Options Purchased	102,500	–	–	102,500
Total Investments in Securities – Assets	$1,116,590	$277,881,778	$9,650,709	$288,649,077

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	27

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/2010
Investments in Securities – Liabilities:
Options Written, at value	$(1,015,000)	–	–	$(1,015,000)
Other Financial Instruments*	$1,130,842	$6,474,740	$388,360	$7,993,942
Total Investments	$1,232,432	$284,356,518	$10,039,069	$295,628,019

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Global StocksPLUS® for the year ended March 31, 2010, was as follows:

	Beginning Balance 3/31/2009	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/2010
Investments in Securities – Assets:
Mortgaged-Backed Securities	$1,173,027	$2,293,891	$36,627	$3,793	$812,172	–	–	$4,319,510
Corporate Bonds & Notes:
Airlines	2,646,768	566,969	41,895	(78,062)	1,080,608	–	–	4,258,178
Asset-Backed Securities	–	(288,246)	(142)	(458)	(252,589)	1,614,456	–	1,073,021
Total Investments in Securities – Assets	$3,819,795	$2,572,614	$78,380	$(74,727)	$1,640,191	$1,614,456	–	$9,650,709
Other Financial Instruments*	$2,679,330	–	–	–	$(1,452,890)	–	$(838,080)	$388,360
Total Investments	$6,499,125	$2,572,614	$78,380	$(74,727)	$187,301	$1,614,456	$(838,080)	$10,039,069

A summary of the inputs used at March 31, 2010 in valuing High Income’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/2010
Investments in Securities – Assets:
Corporate Bonds & Notes:
Airlines	–	–	$28,121,947	$28,121,947
Financial Services	–	$496,355,336	56,395,612	552,750,948
All Other	–	538,780,494	–	538,780,494
Mortgaged-Backed Securities	–	241,032,271	13,340,240	254,372,511
Senior Loans	–	27,266,335	–	27,266,335
Preferred Stock	–	23,536,712	–	23,536,712
Municipal Bonds & Notes	–	20,619,000	–	20,619,000
Convertible Preferred Stock	$15,575,730	–	–	15,575,730
Sovereign Debt Obligations	–	7,860,000	–	7,860,000
Common Stock	5,716,638	–	–	5,716,638
Asset-Backed Securities	–	443,405	–	443,405

PIMCO Global StocksPLUS® & Income Fund
28	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 3/31/2010
Short-Term Investments	–	$29,037,078	–	$29,037,078
Total Investments in Securities – Assets	$21,292,368	$1,384,930,631	$97,857,799	$1,504,080,798
Investments in Securities – Liabilities:
Options Written, at value	–	$(1,486,789)	–	$(1,486,789)
Other Financial Instruments*	–	$(6,156,955)	–	$(6,156,955)
Total Investments	$21,292,368	$1,377,286,887	$97,857,799	$1,496,437,054

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for High Income for the year ended March 31, 2010, was as follows:

	Beginning Balance 3/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/10
Investments in Securities – Assets:
Corporate Bonds & Notes:
Airlines	$14,043,789	$9,276,752	$103,708	$243,601	$4,454,097	–	–	$28,121,947
Banking	1,345,344	(3,391,267)	1,599	(1,046,474)	3,090,798	–	–	–
Financial Services	11,105,201	40,669,103	2,020,670	3,694	2,616,638	–	$(19,694)	56,395,612
Oil & Gas	3,909,988	(4,000,000)	(18,381)	–	108,393	–	–	–
Printing/Publishing	247,536	–	–	(1,000,000)	752,464	–	–	–
Mortgaged-Backed Securities	–	8,979,054	224,328	21,842	4,115,016	–	–	13,340,240
Total Investments	$30,651,858	$51,533,642	$2,331,924	$(1,777,337)	$15,137,406	–	$(19,694)	$97,857,799

*  Other Financial Instruments are derivative instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which Global StocksPLUS®  held at March 31, 2010, was $1,235,016 and $(469,189), respectively. The net change in unrealized appreciation/depreciation of investments which High Income held at March 31, 2010, was $10,971,508. Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

In January 2010, the Financial Accounting Standards Board released ASU 2010-06, “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 is effective for annual and interim reporting periods beginning after December 15, 2009. The Funds’ management is in the process of reviewing ASU 2010-06 to determine future applicability.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Funds are amortized as income over the expected term of the loan. Commitment fees received by the Funds relating to unfunded purchase commitments are

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	29

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

1. Organization and Significant Accounting Policies (continued)

recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statements of Operations.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at March 31, 2010. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions – Common Stock

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation

The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Funds purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Funds enter into transactions with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by

PIMCO Global StocksPLUS® & Income Fund
30	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

1. Organization and Significant Accounting Policies (continued)

the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent a Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities.

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Funds to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	31

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

1. Organization and Significant Accounting Policies (continued)

(m) Interest Expense

Interest expense relates primarily to the Funds’ liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The Funds are exposed to various risks such as, but not limited to, interest rate, foreign currency, market price and credit/counterparty risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If the Funds invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds.

The Funds are subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to credit risk which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize

PIMCO Global StocksPLUS® & Income Fund
32	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

2. Principal Risks (continued)

the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Funds are also party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Funds’ overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc. (“SLH”), a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of SLH. Lehman Brothers International (Europe) (“LBI”), was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. (“LBSF”) filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Funds had select holdings, credit default swap agreements, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, securities and derivatives transactions associated with LBSF as counterparty were written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as net realized gain (loss) on the Statements of Operations of the Funds. The remaining balances due from Lehman Brothers are included in receivable from/ payable to broker on the Statements of Assets and Liabilities of the Funds. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates, as well as the current value of Senior Lehman bonds, were utilized in determining estimated recovery values for certain holdings.

At March 31, 2010 Global StocksPLUS® has an open a payable for overdraft with SLH, a receivable for open swap positions with LBSF and a receivable for overdraft with LBI. High Income paid all outstanding liabilities to LBSF and LBSF returned all cash collateral to High Income on September 23, 2009. At March 31, 2010, High Income has open trade receivables with Lehman Commercial Paper, Inc. (“LCPI”) and open payables with SLH, as reflected on the Statements of Assets and Liabilities.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	33

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Funds may sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment. Derivative notional amounts and values as of March 31, 2010, which are disclosed in the accompanying Notes to the Financial Statements, are indicative of the volume of the Funds’ derivatives activities over the reporting period.

(a) Futures Contracts

The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

(b) Option Transactions

The Funds purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap

PIMCO Global StocksPLUS® & Income Fund
34	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

3. Financial Derivative Instruments (continued)

agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As sellers, the Funds would effectively add leverage to their portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Funds use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	35

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

3. Financial Derivative Instruments (continued)

or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Funds bear exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Funds use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2010 for which the Funds are sellers of protection are disclosed later in the Notes to Financial Statements (see 5(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

Total Return Swap Agreements — Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to

PIMCO Global StocksPLUS® & Income Fund
36	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

3. Financial Derivative Instruments (continued)

foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Funds’ Statements of Assets and Liabilities.

Fair Value of Derivative Instruments at March 31, 2010

The following is a summary of the fair valuation of the Funds’ derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Funds’ Statements of Assets and Liabilities at March 31, 2010:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Investments, at value (options purchased)	$102,500	–	–	–	$102,500
Unrealized appreciation of swaps	1,241,826	$4,449,560	$4,687,270	–	10,378,656
Unrealized appreciation of forward foreign currency contracts	–	–	–	$47,862	47,862

Total Asset Derivatives	$1,344,326	$4,449,560	$4,687,270	$47,862	$10,529,018
Liability Derivatives:
Unrealized depreciation of swaps	–	$(938,868)	$(2,621,436)	–	$(3,560,304)
Payable for variation margin on futures contracts*	$(243,080)	–	–	–	(243,080)
Options written, at value	(1,015,000)	–	–	–	(1,015,000)
Unrealized depreciation of forward foreign currency contracts	–	–	–	$(3,114)	(3,114)

Total Liability Derivatives	$(1,258,080)	$(938,868)	$(2,621,436)	$(3,114)	$(4,821,498)

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset Derivatives:
Unrealized appreciation of swaps	$7,160,523	–	–	$7,160,523
Unrealized appreciation of forward foreign currency contracts	–	–	$759,886	759,886

Total Asset Derivatives	$7,160,523	–	$759,886	$7,920,409
Liability Derivatives:
Unrealized depreciation of swaps	$(6,252,349)	$(6,417,045)	–	$(12,669,394)
Options written, at value	(1,486,789)	–	–	(1,486,789)
Unrealized depreciation of forward foreign currency contracts	–	–	$(1,407,970)	(1,407,970)

Total Liability Derivatives	$(7,739,138)	$(6,417,045)	$(1,407,970)	$(15,564,153)

*    Included in the unrealized appreciation of $1,130,842 on futures contracts for Global StocksPLUS®, as reported in section 5(a) of the Notes to Financial Statements.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	37

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

3. Financial Derivative Instruments (continued)

The effect of derivative instruments on the Funds’ Statements of Operations for the year ended March 31, 2010:

Global StocksPLUS®:

Location	Market Price	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net Realized Gain (Loss) on:
Investments (options purchased)	$(6,096,277)	$(7,434)	–	–	$(6,103,711)
Futures contracts	15,990,010	627,315	–	–	16,617,325
Options written	(2,599,705)	–	–	–	(2,599,705)
Swaps	10,745,817	(2,606,856)	$(2,682,980)	–	5,455,981
Foreign currency transactions	–	–	–	$(493,342)	(493,342)

Total Net Realized Gain (Loss)	$18,039,845	$(1,986,975)	$(2,682,980)	$(493,342)	$12,876,548
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$369,331	$450	–	–	$369,781
Futures contracts	(456,682)	(480,376)	–	–	(937,058)
Options written	439,956	–	–	–	439,956
Swaps	6,546,456	3,510,692	$7,873,571	–	17,930,719
Foreign currency transactions	–	–	–	$288,005	288,005

Total Net Change in Unrealized Appreciation/Depreciation	$6,899,061	$3,030,766	$7,873,571	$288,005	$18,091,403

High Income:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net Realized Gain (Loss) on:
Investments (options purchased)	$(200)	–	–	$(200)
Futures contracts	10,520,697	–	–	10,520,697
Options written	847,833	–	–	847,833
Swaps	14,766,913	$32,821,230	–	47,588,143
Foreign currency transactions	–	–	$10,796,820	10,796,820

Total Net Realized Gain	$26,135,243	$32,821,230	$10,796,820	$69,753,293
Net Change in Unrealized Appreciation/Depreciation of:
Investments (options purchased)	$(129)	–	–	$(129)
Futures contracts	(5,231,941)	–	–	(5,231,941)
Options written	2,500,059	–	–	2,500,059
Swaps	908,174	$45,720,446	–	46,628,620
Foreign currency transactions	–	–	$489,688	489,688

Total Net Change in Unrealized Appreciation/Depreciation	$(1,823,837)	$45,720,446	$489,688	$44,386,297

PIMCO Global StocksPLUS® & Income Fund
38	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of Global StocksPLUS®’s average daily total managed assets and 0.70% of High Income’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding. For Global StocksPLUS®, total managed assets refer to the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding), minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities for the year ended March 31, 2010, were:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
Global StocksPLUS®	$229,014,950	$157,665,422	$ 184,441,136	$ 96,786,095
High Income	134,092,182	161,378,209	1,658,473,882	1,464,309,491

(a) Futures contracts outstanding at March 31, 2010:

Global StocksPLUS®:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	E-mini S&P 500 Index	657	$38,277	6/18/10	$642,217
	S&P 500 Index	105	30,586	6/17/10	488,625
					$1,130,842

Global StocksPLUS® pledged cash collateral of $48,000 for futures contracts.

(b) Transactions in options written for the year ended March 31, 2010:

Global StocksPLUS®:

	Contracts	Premiums
Options outstanding, March 31, 2009	155	$1,239,419
Options written	2,221	14,009,881
Options terminated in closing transactions	(2,176)	(14,225,050)
Options outstanding, March 31, 2010	200	$1,024,250

High Income:

	Contracts	Notional Amount	Premiums
Options outstanding, March 31, 2009	–	–	–
Options written	2,448	$527,900,000	$4,834,681
Options terminated in closing transactions	(515)	(133,900,000)	(847,833)
Options outstanding, March 31, 2010	1,933	$394,000,000	$3,986,848

High Income pledged cash collateral of $681,000 for options written on futures.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	39

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

5. Investments in Securities (continued)

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at March 31, 2010 (1):

Global StocksPLUS®:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation
Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$388,360	–	$388,360
Goldman Sachs:
CIFC	478	†	10/20/20	(4.50)%	210,656	–	210,656
TELOS	1,500	†	10/11/21	(5.00)%	627,424	–	627,424
JPMorgan Chase:
Indymac Home Equity Loan	1,371	†	6/25/30	(0.45)%	321,561	–	321,561
Morgan Stanley:
Aegis Asset Backed Securities Trust	1,272	†	6/25/34	(1.15)%	1,089,892	–	1,089,892
					$2,637,893	–	$2,637,893

High Income:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Dow Jones CDX HY-13 5-Year Index	$33,660	5.00%	12/20/14	(5.00)%	$(52,053)	$1,262,126	$(1,314,179)
Barclays Bank:
Dow Jones CDX HY-13 5-Year Index	15,543	5.00%	12/20/14	(5.00)%	(24,036)	446,862	(470,898)
Citigroup:
Dow Jones CDX HY-13 5-Year Index	35,046	5.00%	12/20/14	(5.00)%	(54,197)	1,533,262	(1,587,459)
Deutsche Bank:
Dow Jones CDX HY-13 5-Year Index	31,086	5.00%	12/20/14	(5.00)%	(48,073)	582,862	(630,935)
JPMorgan Chase:
Dow Jones CDX HY-13 5-Year Index	3,762	5.00%	12/20/14	(5.00)%	(5,818)	164,588	(170,406)
Morgan Stanley:
Dow Jones CDX HY-13 5-Year Index	31,185	5.00%	12/20/14	(5.00)%	(48,226)	(19,491)	(28,735)
Dow Jones CDX HY-13 5-Year Index	114,345	5.00%	12/20/14	(5.00)%	(176,827)	2,037,606	(2,214,433)
					$(409,230)	$6,007,815	$(6,417,045)

PIMCO Global StocksPLUS® & Income Fund
40	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

5. Investments in Securities (continued)

Sell protection swap agreements outstanding at March 31, 2010 (2):

Global StocksPLUS®:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (4)	Credit Spread (3)*	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Long Beach Mortgage Loan Trust	$738	†	7/25/33	6.25%	$(711,079)	–	$(711,079)
SLM	5,000	1.34%	12/20/10	5.00%	139,829	$(437,500)	577,329
Barclays Bank:
Dow Jones CDX HY-8 Index 35-100%	2,407	0.50%	6/20/12	0.79%	15,574	–	15,574
RSHB Capital	4,900	1.59%	7/20/11	1.65%	19,895	–	19,895
Citigroup:
Dow Jones CDX HY-8 Index 35-100%	1,444	0.50%	6/20/12	0.63%	4,282	–	4,282
General Electric	2,100	1.36%	12/20/13	4.65%	246,403	–	246,403
SLM	2,000	3.31%	12/20/13	5.00%	116,507	(315,000)	431,507
Deutsche Bank:
American International Group	2,000	2.01%	3/20/13	2.10%	6,367	–	6,367
General Electric	1,300	1.36%	12/20/13	4.70%	154,848	–	154,848
SLM	1,200	3.31%	12/20/13	5.00%	69,904	(168,000)	237,904
Merrill Lynch:
ABX Home Equity Index 06-2	986	30.18%	5/25/46	0.11%	(490,399)	(177,469)	(312,930)
American Express	1,000	0.69%	12/20/13	4.40%	134,830	–	134,830
Dow Jones CDX HY-8 Index 35-100%	2,407	0.50%	6/20/12	0.91%	22,184	–	22,184
SLM	1,000	3.31%	12/20/13	5.00%	58,254	(140,000)	198,254
Morgan Stanley:
Indymac Home Equity Loan	1,371	†	6/25/30	1.82%	(297,944)	–	(297,944)
Morgan Stanley Dean Witter	224	†	8/25/32	3.23%	(218,235)	(4,219)	(214,016)
UBS:
Aegis Asset Backed Securities Trust	1,273	†	6/25/34	1.50%	(1,085,467)	–	(1,085,467)
					$(1,814,247)	$(1,242,188)	$(572,059)

*      Unaudited.

†      Credit spread not quoted for asset-backed securities.

(1)  If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	41

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

5. Investments in Securities (continued)

(2)  If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Funds will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum potential amount the Funds could be required to make available as sellers of credit protection or receive as buyers of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at March 31, 2010:

Global StocksPLUS®:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	$80,000	6/17/29	3-Month
			USD-LIBOR	4.60%	$3,228,656	$(360,000)	$3,588,656
Deutsche Bank	50,000	9/22/16	3-Month
			USD-LIBOR	3.30%	376,870	–	376,870
Deutsche Bank	50,000	12/16/16	4.00%	3-Month
				USD LIBOR	238,929	568,000	(329,071)
Morgan Stanley	78,000	12/16/11	3-Month
			USD-LIBOR	3.00%	3,300,286	2,816,252	484,034
Morgan Stanley	50,300	6/16/30	4.00%	3-Month
				USD-LIBOR	3,215,190	3,521,000	(305,810)
Royal Bank of Scotland	50,000	6/16/30	4.00%	3-Month
				USD-LIBOR	3,196,013	3,500,000	(303,987)
					$13,555,944	$10,045,252	$3,510,692

PIMCO Global StocksPLUS® & Income Fund
42	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Notes to Financial Statements

March 31, 2010

5. Investments in Securities (continued)

High Income:			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Deutsche Bank	$950,000	9/22/16	3-Month
			USD-LIBOR	3.30%	$7,160,523	–	$7,160,523
Deutsche Bank	950,000	12/16/16	4.00%	3-Month
				USD-LIBOR	4,539,651	$10,792,000	(6,252,349)
					$11,700,174	$10,792,000	$908,174

LIBOR—London Inter-Bank Offered Rate

(e) Total return swap agreements outstanding at March 31, 2010:

Global StocksPLUS®:
Pay/Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate (1)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation
Receive	MSCI Daily Total
	Return EAFE	14,456	1-Month
			USD-LIBOR
			minus 0.24%	$53,507,294	12/31/10	Merrill Lynch	$1,241,826

(1)  Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

EAFE—Europe and Australasia, Far East Equity Index

LIBOR—London Inter-Bank Offered Rate

MSCI—Morgan Stanley Capital International

(f) Forward foreign currency contracts outstanding at March 31, 2010:

Global StocksPLUS®:		U.S. $
		Value on		Unrealized
		Origination	U.S. $ Value	Appreciation
	Counterparty	Date	March 31, 2010	(Depreciation)
Sold:
300,000 British Pound settling 6/24/10	Royal Bank of Scotland	$451,741	$454,855	$(3,114)
545,000 Euro settling 4/26/10	Credit Suisse First Boston	743,775	737,450	6,325
3,645,000 Euro settling 4/26/10	HSBC Bank	4,935,421	4,932,120	3,301
109,934,000 Japanese Yen settling 4/19/10	Citigroup	1,214,844	1,176,608	38,236
				$44,748

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	43

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements
March 31, 2010

5. Investments in Securities (continued)

High Income:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2010	Unrealized Appreciation (Depreciation)
Purchased:
2,506,000 British Pound settling 6/24/10	Barclays Bank	$3,781,554	$3,799,553	$17,999
982,000 Euro settling 4/26/10	Bank of America	1,336,611	1,328,763	(7,848)
94,363,386 Japanese Yen settling 4/6/10	Citigroup	1,009,252	1,009,887	635

Sold:
2,825,000 British Pound settling 6/24/10	Barclays Bank	4,199,899	4,283,214	(83,315)
1,491,000 British Pound settling 6/24/10	Citigroup	2,219,935	2,260,628	(40,693)
9,160,000 British Pound settling 6/24/10	Royal Bank of Scotland	13,567,041	13,888,230	(321,189)
97,954,000 British Pound settling 4/29/10	UBS	147,637,249	148,566,950	(929,701)
2,923,000 Euro settling 4/26/10	Barclays Bank	3,930,589	3,955,168	(24,579)
30,924,000 Euro settling 4/26/10	Citigroup	42,511,081	41,843,865	667,216
470,000 Euro settling 4/26/10	Credit Suisse First Boston	641,421	635,966	5,455
23,536,000 Euro settling 4/26/10	HSBC Bank	31,868,332	31,847,018	21,314
1,778,000 Euro settling 4/26/10	JPMorgan Chase	2,429,139	2,405,846	23,293
2,065,000 Euro settling 4/26/10	Morgan Stanley	2,800,140	2,794,192	5,948
93,857,000 Japanese Yen settling 4/19/10	Barclays Bank	1,014,451	1,004,538	9,913
37,730,935 Japanese Yen settling 4/6/10	BNP Paribas	407,000	403,801	3,199
18,917,878 Japanese Yen settling 4/6/10	Citigroup	204,000	202,461	1,539
94,363,000 Japanese Yen settling 4/19/10	Citigroup	1,009,309	1,009,954	(645)
37,714,573 Japanese Yen settling 4/6/10	UBS	407,000	403,625	3,375
				$(648,084)

Global StocksPLUS® received $17,210,000 in cash as collateral for derivative contracts. High Income received $130,000 in principal value of U.S. Treasury Bills and $12,930,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Funds’ investment strategy. Collateral received as securities cannot be pledged.

(g) Open reverse repurchase agreements at March 31, 2010 were:

Global StocksPLUS®:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	3/10/10	4/9/10	$5,795,360	$5,793,766
	0.98%	3/3/10	4/5/10	8,315,560	8,309,000
	1.10%	3/4/10	4/5/10	1,584,354	1,583,000

PIMCO Global StocksPLUS® & Income Fund
44	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Capital	0.19%	3/11/10	4/13/10	62,888,969	62,882,000
	0.24%	3/11/10	4/13/10	1,432,200	1,432,000
	0.55%	3/10/10	4/9/10	2,528,850	2,528,000
	0.55%	3/12/10	4/12/10	1,070,327	1,070,000
	0.55%	3/22/10	4/22/10	3,429,524	3,429,000
	0.75%	3/4/10	4/5/10	3,609,104	3,607,000
	0.75%	3/5/10	4/6/10	3,388,905	3,387,000
	0.75%	3/8/10	4/7/10	8,265,131	8,261,000
	0.75%	3/12/10	4/12/10	4,382,825	4,381,000
	0.75%	3/16/10	4/15/10	3,580,193	3,579,000
	1.15%	3/16/10	4/15/10	2,166,107	2,165,000
	1.30%	3/16/10	4/15/10	4,232,444	4,230,000
Greenwich	0.83%	3/4/10	4/5/10	3,010,942	3,009,000
	0.83%	3/5/10	4/6/10	1,557,969	1,557,000
	0.83%	3/9/10	4/9/10	1,592,844	1,592,000
	0.98%	3/5/10	4/6/10	3,787,782	3,785,000
	1.08%	3/9/10	4/9/10	1,121,774	1,121,000
JPMorgan Chase	0.75%	3/25/10	4/26/10	12,650,845	12,649,000
Morgan Stanley	0.45%	3/19/10	4/19/10	6,773,100	6,772,000
	0.75%	3/4/10	4/5/10	3,193,862	3,192,000
	0.75%	3/19/10	4/19/10	6,484,756	6,483,000
	1.00%	3/5/10	4/6/10	2,370,777	2,369,000
					$159,165,766

High Income:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	3/4/10	4/5/10	$2,860,925	$2,859,924
	0.45%	3/10/10	4/9/10	14,689,319	14,685,281
	0.45%	3/12/10	4/12/10	18,707,188	18,702,512
	0.45%	3/15/10	4/12/10	15,361,264	15,358,000
	0.45%	3/26/10	4/26/10	9,649,724	9,649,000
	0.75%	3/12/10	4/12/10	4,310,233	4,308,438
	0.75%	3/26/10	4/26/10	3,321,415	3,321,000
Barclays Bank	0.55%	3/5/10	4/6/10	3,851,588	3,850,000
	0.55%	3/8/10	4/7/10	1,100,403	1,100,000
	0.55%	3/9/10	4/9/10	23,086,109	23,078,000
	0.55%	3/10/10	4/9/10	10,174,419	10,171,000
	0.55%	3/16/10	4/15/10	3,643,890	3,643,000
	0.55%	3/26/10	4/26/10	4,590,421	4,590,000
	0.55%	3/29/10	4/27/10	12,637,579	12,637,000
	0.75%	3/16/10	4/15/10	1,644,548	1,644,000
	0.75%	3/31/10	4/1/10	13,050,272	13,050,000
Credit Suisse First Boston	0.35%	3/26/10	4/12/10	10,232,597	10,232,000
	0.35%	3/29/10	4/29/10	19,577,571	19,577,000
JPMorgan Chase	0.75%	3/12/10	4/12/10	1,122,468	1,122,000
	0.75%	3/29/10	4/29/10	22,461,404	22,460,000

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	45

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

5. Investments in Securities (continued)

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Morgan Stanley	0.45%	3/29/10	4/27/10	11,446,429	11,446,000
	0.50%	3/4/10	4/5/10	2,709,053	2,708,000
					$210,192,155

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended March 31, 2010 for Global StocksPLUS® and High Income was $100,699,841 and $119,137,950, respectively at a weighted average interest rate of 0.54% and 0.71%, respectively. The total market value of underlying collateral (refer to the Schedules of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at March 31, 2010 was $177,430,659 and $229,639,766, respectively.

Global StocksPLUS® received $802,809 and $520,000 in principal value of U.S. government agency securities and corporate bonds, respectively, and $717,000 in cash as collateral for reverse repurchase agreements outstanding. High Income received $1,135,000, $2,339,271 and $2,420,000 in principal value of U.S. Treasury Bills, U.S. government agency securities and corporate bonds, respectively, and $1,410,000 in cash as collateral for reverse repurchase agreements outstanding. Cash collateral received may be invested in accordance with the Funds’ investment strategy. Collateral received as securities cannot be pledged.

6. Income Tax Information

Global StocksPLUS®:

The tax character of dividends and distributions paid were:

	Year ended March 31, 2010	Year ended March 31, 2009
Ordinary Income	$16,375,113	$26,626,885
Long-Term Capital Gains	–	19,465,502
Return of Capital	5,432,962	–

At March 31, 2010, the Fund had no distributable earnings.

For the year ended March 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, and paydowns. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $3,342,201.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended March 31, 2010, the Fund received $2,399,267 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At March 31, 2010, the Fund had a capital loss carryforward of $118,242,557 (of which $19,324,632 will expire in 2017 and $98,917,925 will expire in 2018) and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

High Income:

The tax character of dividends and distributions paid were:

	Year ended March 31, 2010	Year ended March 31, 2009
Ordinary Income	$166,779,542	$189,938,940
Long-Term Capital Gains	–	369,932
Return of Capital	8,144,302	–

PIMCO Global StocksPLUS® & Income Fund
46	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

6. Income Tax Information (continued)

At March 31, 2010, the Fund had no distributable earnings.

For the year ended March 31, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions, swap payments, consent fees and paydowns. The effect of these adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $41,004,681.

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the year ended March 31, 2010, the Fund received $24,447,142 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income (loss) for federal income tax purposes.

At March 31, 2010, the Fund had a capital loss carryforward of $823,260,456 (of which $334,453,948 will expire in 2017 and $488,806,508 will expire in 2018) and is available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized long term capital losses of $15,368,096, arising after October 31, 2009. Such losses are treated as arising on April 1, 2010.

The cost basis of investments for federal income tax and gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2010 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global StocksPLUS®	$274,734,434	$19,126,741	$5,212,098	$13,914,643
High Income	1,295,235,461	219,661,063	10,815,726	208,845,337

The difference between book and tax appreciation is primarily attributable to mark-to-market on option contracts, wash sales and recognized gain for tax purposes on a corporate action.

7. Auction-Rate Preferred Shares – High Income

High Income has 2,336 shares of Preferred Shares Series M, 2,336 shares of Preferred Shares Series T, 2,336 shares of Preferred Shares Series W, 2,336 shares of Preferred Shares Series TH and 2,336 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended March 31, 2010, the annualized dividend rates ranged from:

	High	Low	At March 31, 2010
High Income:
Series M	0.677%	0.105%	0.150%
Series T	0.527%	0.105%	0.195%
Series W	0.452%	0.090%	0.195%
Series TH	0.677%	0.060%	0.195%
Series F	0.677%	0.075%	0.210%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	47

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

7. Auction-Rate Preferred Shares (continued)

Preferred shareholders, who are entitled to one vote per share, generally vote with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund has consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate” the higher of the 7 day “AA” Composite Commercial Paper Rate multiplied by 150% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

During the year ended March 31, 2010, the Fund redeemed, at their liquidation preference, a portion of its ARPS. The decision to redeem a portion of the Fund’s ARPS was made by the Fund’s Board of Trustees at the recommendation of the Fund’s Investment Manager and Sub-Adviser and was intended to increase asset coverage of the Fund’s ARPS above the 200% Level (subject to future market conditions), permitting the Fund to pay previously declared common share dividends and to declare future common share dividends. The Fund partially redeemed the ARPS at the full liquidation preference of $25,000 per share plus accumulated and unpaid dividends, up to each series respective dates of redemption.

High Income:

Beginning balance, 3/31/09	$336,400,000
Partial Redemption (4/1/09-4/3/09)	(44,400,000)
Ending balance, 3/31/10	$292,000,000

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

PIMCO Global StocksPLUS® & Income Fund
48	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund PIMCO High Income Fund Notes to Financial Statements March 31, 2010

9. Subsequent Events

On April 1, 2010, the following dividends were declared to common shareholders payable May 3, 2010 to shareholders of record on April 12, 2010:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

On May 3, 2010, the following dividends were declared to common shareholders payable June 1, 2010 to shareholders of record on May 13, 2010:

Global StocksPLUS®	$0.18335 per common share
High Income	$0.121875 per common share

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	49

PIMCO Global StocksPLUS® & Income Fund Financial Highlights

For a share of stock outstanding throughout each period:

								For the period
								May 31, 2005*
	Year ended March 31,							through
	2010	2009		2008		2007		March 31, 2006
Net asset value, beginning of period	$6.59	$22.88		$27.56		$26.04		$23.88	**
Investment Operations:
Net investment income	1.24	0.63		1.22		1.04		0.80
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	6.89	(12.03)		(2.88)		2.92		3.52
Total from investment operations	8.13	(11.40)		(1.66)		3.96		4.32
Dividends and Distributions to Shareholders from:
Net investment income	(1.66)	(2.82)		(2.61)		(2.24)		(2.11)
Net realized gains	–	(2.07)		(0.41)		(0.20)		–
Return of capital	(0.54)	–		–		–		–
Total dividends and distributions to shareholders	(2.20)	(4.89)		(3.02)		(2.44)		(2.11)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–		–		–		(0.05)
Net asset value, end of period	$12.52	$6.59		$22.88		$27.56		$26.04
Market price, end of period	$19.05	$8.64		$22.20		$27.36		$24.49
Total Investment Return (1)	155.94%	(40.72)%		(8.02)%		22.51%		6.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$125,370	$64,444		$214,858		$258,779		$242,981
Ratio of expenses to average net assets, including interest expense (4)	2.90%	3.25	%(2)	3.14	%(2)	2.66	%(2)	1.99	%(2)(3)
Ratio of expenses to average net assets, excluding interest expense (4)	2.32%	1.88	%(2)	1.51	%(2)	1.42	%(2)	1.31	%(2)(3)
Ratio of net investment income to average net assets	12.27%	3.43%		4.62%		3.91%		3.82	%(3)
Portfolio turnover	135%	214%		156%		86%		105%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(3)	Annualized
(4)	Interest expense relates primarily to investments in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
50	PIMCO High Income Fund Annual Report | 3.31.10 See accompanying Notes to Financial Statements.

PIMCO High Income Fund Financial Highlights

For a share of common stock outstanding throughout each year:

	Year ended March 31,
	2010	2009		2008		2007		2006
Net asset value, beginning of year	$3.49	$11.28		$15.19		$15.02		$15.02
Investment Operations:
Net investment income	1.13	1.37		1.71		1.68		1.66
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	5.58	(7.55)		(2.64)		0.67		0.13
Total from investment operations	6.71	(6.18)		(0.93)		2.35		1.79
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.15)		(0.36)		(0.36)		(0.29)
Net realized gains	–	–		(0.04)		(0.03)		(0.00	)†
Total dividends and distributions on preferred shares	(0.01)	(0.15)		(0.40)		(0.39)		(0.29)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	6.70	(6.33)		(1.33)		1.96		1.50
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.39)	(1.46)		(1.46)		(1.46)		(1.46)
Net realized gains	–	–		(1.12)		(0.33)		(0.04)
Return of capital	(0.07)	–		–		–		–
Total dividends and distributions to common shareholders	(1.46)	(1.46)		(2.58)		(1.79)		(1.50)
Net asset value, end of year	$8.73	$3.49		$11.28		$15.19		$15.02
Market price, end of year	$12.24	$5.57		$11.72		$15.96		$15.07
Total Investment Return (1)	156.33%	(42.27)%		(10.55)%		19.29%		18.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$1,046,236	$412,833		$1,319,726		$1,756,273		$1,720,103
Ratio of expenses to average net assets including interest expense (2)(4)	1.25%	1.64	%(3)	1.53	%(3)	1.55	%(3)	1.28	%(3)
Ratio of expenses to average net assets excluding interest expense (2)(4)	1.15%	1.62	%(3)	1.32	%(3)	1.28	%(3)	1.27	%(3)
Ratio of net investment income to average net assets (2)	16.69%	17.16%		12.49%		11.29%		11.02%
Preferred shares asset coverage per share	$114,573	$55,773		$61,644		$73,758		$72,762
Portfolio turnover	138%	261%		99%		53%		65%

†	Less than $0.005 per common share.
(1)

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).
(4)	Interest expense primarily relates to investments in reverse repurchase agreement transactions.

PIMCO Global StocksPLUS® & Income Fund
See accompanying Notes to Financial Statements. 3.31.10 | PIMCO High Income Fund Annual Report	51

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund (the “Funds”) at March 31, 2010, the results of their operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 25, 2010

PIMCO Global StocksPLUS® & Income Fund
52	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund

PIMCO High Income Fund Tax Information (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended March 31, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, High Income designates 4.31% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

High Income designates 4.31% or ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividends Received Deduction.

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on the Shareholders’ 2010 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended March 31, 2010. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	53

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Annual Shareholder Meetings Results/Changes in Board of Trustees (unaudited)

Annual Shareholder Meetings Results:

Global StocksPLUS® and High Income held their annual meeting of shareholders on July 14, 2009 and December 16, 2009, respectively.

Global StocksPLUS®:

Shareholders voted as indicated below:

		Withheld
	Affirmative	Authority
Re-election of Paul Belica – Class I to serve until 2012	8,806,829	242,039

Re-election of Hans W. Kertess – Class I to serve until 2012	8,799,764	249,104

Re-election of William B. Ogden, IV – Class I to serve until 2012	8,820,213	228,655

Messrs. John C. Maney† and R. Peter Sullivan, III, continue to serve as Trustees.

High Income:

Common/Preferred shareholders voted as indicated below:

		Withheld
	Affirmative	Authority
Re-election of Paul Belica – Class III to serve until 2012	105,984,619	2,195,119

Re-election of John C. Maney† – Class III to serve until 2012	106,136,838	2,042,900

Messrs. Hans W. Kertess, William B. Ogden, IV and R. Peter Sullivan, III continue to serve as Trustees.

†  Interested Trustee

Changes in Board of Trustees:

On December 14, 2009, the Funds’ Board of Trustees appointed James A. Jacobson as a Trustee.

Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

PIMCO Global StocksPLUS® & Income Fund
54	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Changes in Investment Policies (unaudited)

Global StocksPLUS®:

Below Investment Grade Securities. Effective December 15, 2009, Global StocksPLUS®’s prior non-fundamental policy limiting the extent to which it could invest in below investment grade securities was rescinded such that Global StocksPLUS® may invest without limit in securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc. (“Moody’s”), below BBB by either Standard & Poor’s (“S&P”) or Fitch, Inc. (“Fitch Ratings”) or unrated but judged by PIMCO to be of comparable quality), and may invest without limit in securities of any rating. Previously, Global StocksPLUS® could invest up to 30% of its total assets in below investment grade debt securities and could not invest in securities that were, at the time of investment, not rated at least B- by one of the agencies rating the securities or that were unrated but judged by PIMCO to be of comparable quality.

The potential opportunities provided by lower quality securities in the high yield spectrum carry additional risks. Below investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “2. Principal Risks” above for additional discussion of credit risk and other relevant risks.

Average Portfolio Duration. Effective December 15, 2009, the duration guideline previously observed by Global StocksPLUS® & Income was revised such that, under the new guidelines, the debt securities in Global StocksPLUS®’s portfolio of debt securities (the “Debt Portfolio”) ordinarily will have a low- to intermediate- average portfolio duration, ranging from one year to a duration that is two years above the duration of the Barclays Capital U.S. Aggregate Index, although it may be longer or shorter at any time or from time to time based on PIMCO’s forecast for interest rates and other factors. A recent duration (as of March 31, 2010) of the Barclays Capital U.S. Aggregate Index was 4.68 years. Under its prior related guideline, the debt securities in Global StocksPLUS®’s Debt Portfolio ordinarily had a lower average portfolio duration (one to three years).

Generally, the longer the average duration of a debt portfolio, the more sensitive the portfolio will be to interest rate risk — i.e., the prices of debt obligations with longer durations typically fall more when market interest rates rise. See “2. Principal Risks” above for additional discussion of interest rate risk and other relevant risks.

80% Investment Policy. As announced on April 12, 2010, following the provision of notice to shareholders as described below, Global StocksPLUS® will rescind its existing non-fundamental investment policy to, under normal circumstances, invest in equity index derivative instruments that have economic characteristics similar to U.S. and non-U.S. common stocks and that provide equity index exposure in an amount at least equal to 80% of Global StocksPLUS®’s net assets(plus any borrowings for investment purposes) (the “Current 80% Policy”). At such time, the Current 80% Policy will be replaced with a new non-fundamental policy adopted by Global StocksPLUS® pursuant to which, under normal circumstances, Global StocksPLUS® will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities and instruments that provide exposure to stocks and/or produce income (the “New 80% Policy”). For purposes of the New 80% Policy, Global StocksPLUS®’s stock exposure may be obtained through holdings of stocks and/or through the use of index and other derivative instruments that have economic characteristics similar to U.S. and non-U.S. stocks, and Global StocksPLUS®’s exposure to income-producing instruments may be obtained through the use of fixed income and other derivative instruments. Global StocksPLUS®’s New 80% Policy will take effect and replace the Current 80% Policy on or about June 21, 2010, following 60 days’ notice to shareholders.

High Income:

Below Investment Grade Securities. Effective November 13, 2009, High Income’s non-fundamental investment policy regarding minimum investment in below investment grade securities was revised. Under its revised non-fundamental policy, under normal market conditions, High Income seeks to achieve its investment objectives by investing at least 50% of its net assets in debt securities that are, at the time of purchase, rated below investment grade (below Baa by Moody’s Investors Service, Inc., below BBB by either Standard & Poor’s or Fitch, Inc., or unrated but judged by PIMCO to be of comparable quality), which may be represented by forward contracts or derivatives such as options, futures contracts or

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	55

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Changes in Investment Policies (unaudited) (continued)

swap agreements. High Income may continue to invest without limit in below investment grade securities. However, the use of the term “high income” in High Income’s name is intended to suggest High Income’s primary objective of seeking high current income and is not intended to suggest any particular type of security or other investment.

Effective December 15, 2009, High Income’s policy regarding the extent to which it may invest in certain lower-quality securities was revised such that High Income may not invest more than 20% of its total assets in securities that are, at the time of purchase, rated CCC/Caa or below by each agency rating the security, or unrated but judged by PIMCO to be of comparable quality. High Income previously observed a limit of 10% of its total assets in CCC/Caa or lower quality securities.

The potential opportunities provided by lower quality securities in the high yield spectrum carry additional risks. Below investment grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and to repay principal when due, and are commonly referred to as “high yield” securities or “junk bonds.” See “2. Principal Risks” in the Notes to Financial Statements for additional discussion of credit risk and other relevant risks.

Non-U.S. Dollar Denominated Securities. Effective April 12, 2010, High Income may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities. This replaced High Income’s prior maximum limit with respect to investment in debt instruments denominated in foreign currencies, which was 15% of total assets.

Emerging Market Securities. Effective April 12, 2010, High Income’s investment limit with respect to investing in emerging market securities was revised such that High Income may invest up to 10% of its total assets (measured at the time of investment) in securities that are economically tied to emerging market countries. This replaced High Income’s prior limit under which it could invest up to 7.5% of its total assets in securities of issuers located in emerging market countries.

Foreign Currency Hedging. In addition, effective April 12, 2010, High Income is no longer subject to its prior investment guideline to normally seek to hedge at least 75% of its exposure to foreign currencies, which guideline has been eliminated.

Providing additional flexibility to invest in non-U.S. dollar denominated securities and to have a greater level of unhedged non-U.S. positions could potentially increase High Income’s exposures to foreign (non-U.S.) investment risk and/or foreign currency risk. Foreign (non-U.S.) investment risk may be particularly high with respect to emerging market securities. See “2. Principal Risks” in the Notes to Financial Statements for additional discussion of foreign (non-U.S.) investment risk, foreign currency risk and other relevant risks.

Effective March 1, 2010, High Income adopted amended and restated by-laws (“By-laws”) that incorporate substantially revised and updated ratings criteria (the “New Fitch Criteria”) issued by Fitch, Inc. (“Fitch”) applicable to High Income’s outstanding auction rate preferred shares (“Preferred Shares”). The New Fitch Criteria include two separate Preferred Shares asset coverage tests which differ from the single test previously applicable to Fitch’s ratings. Other key components of the New Fitch Criteria include, among others, updated asset discount factors, changes to issuer and industry concentration thresholds and guidelines, and inclusion of certain leverage and derivatives when calculating the Fitch asset coverage tests. The New Fitch Criteria are available on the Fitch website (www.fitchratings.com) and are incorporated by reference into High Income’s By-laws. Furthermore, as announced in a press release dated March 12, 2010, Fitch has reaffirmed the ‘AAA’ rating it assigned to High Income’s Preferred Shares.

PIMCO Global StocksPLUS® & Income Fund
56	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund/

PIMCO High Income Fund Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients’ privacy, We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Funds, such as the Funds’ investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases, you will be clients of the third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the Funds may disclose information about your accounts to a non-affiliated third party with your consent.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard your non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	57

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Dividend Reinvestment Plan (unaudited)

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Funds’ dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, each Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by each Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Funds reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Funds’ shareholder servicing agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

PIMCO Global StocksPLUS® & Income Fund
58	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2005 – PGP/2003 – PHK

Term of office: Expected to stand for re-election at

2012 – PGP/2010 – PHK annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica

Date of Birth: 9/27/21

Trustee since: 2005 – PGP/2003 – PHK

Term of office: Expected to stand for re-election at

2012 annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor* Date of Birth: 9/17/34 Trustee since: 2005 – PGP/2003 – PHK Trustee/Director of 49 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex	Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for election at

2010 annual meeting of shareholders.

Trustee/Director of 44 funds in Fund Complex

Trustee/Director of 16 Alpine Mutual Funds

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006
Term of office: Expected to stand for re-election at

2011 – PGP/2012 – PHK annual meeting of shareholders.

Trustee/Director of 78 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†

Mr. Maney is an “interested person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member—Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Management Partners LLC and Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

*	Robert E. Connor served as Trustee of the Funds until his death on April 8, 2010.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	59

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Funds,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at

2012 – PGP/2010 – PHK annual meeting of shareholders.

Trustee/Director of 49 Funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan, III

Date of Birth: 9/4/41

Trustee since: 2006 – PGP/2004 – PHK

Term of office: Expected to stand for re-election at

2010 – PGP/2011 – PHK annual meeting of shareholders.

Trustee/Director of 49 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Further information about certain of the Funds’ Trustees is available in the Funds’ Statements of Additional Information, dated May 25, 2005 and April 24, 2003, respectively, which can be obtained upon request, without charge, by calling the Funds’ shareholder servicing agent at (800) 254-5197.

PIMCO Global StocksPLUS® & Income Fund
60	PIMCO High Income Fund Annual Report | 3.31.10

PIMCO Global StocksPLUS® & Income Fund
PIMCO High Income Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005 – PGP/2003 – PHK

Managing Director, Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex, 2002-2008.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2005 – PGP/2003 – PHK

Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005 – PGP/2004 – PHK

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Executive Vice President of Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 78 funds in the Fund Complex. Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments, 2002-2005.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 78 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005 – PGP/2004 – PHK	Senior Vice President and Group Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley, 2004-2005.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 78 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Research Assistant, Dechert LLP, 2004-2005.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

PIMCO Global StocksPLUS® & Income Fund
3.31.10 | PIMCO High Income Fund Annual Report	61

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
R. Peter Sullivan III	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS® & Income Fund and PIMCO High Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their common stock in the open market.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds are available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $90,000 in 2009 and $70,000 in 2010.

b)

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For each Fund’s last two fiscal years, there were no Audit-Related Fees billed to the Fund. During the last two fiscal years for each Fund.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2009 and $14,175 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Global StocksPLUS & Income Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports

Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $5,250,819 and the 2010 Reporting Period was $4,194,628.

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, R. Peter Sullivan III,  William B. Ogden, IV and James A. Jacobson.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO GLOBAL STOCKSPLUS & INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Fund’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Fund with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of June 3, 2010, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Global StocksPLUS & Income Fund (“PGP” or the “Fund”):

Daniel J. Ivascyn
Mr. Ivascyn has been the portfolio manager since inception (May 2005).  Mr. Ivascyn is a managing director and portfolio manager of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 17 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of March 31, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
Daniel J. Ivascyn	PGP	6	3,065.80	6	997.34	*	13	27,123.89	**

* Of these Other Pooled Investment Vehicles, 2 accounts totaling $382.73 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these other Accounts, 1 account totaling $1,154.76 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds.  The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.  A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund.  Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Fund and another account.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.  A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund.  PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of March 31, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement.  The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm.  The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus.  Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits.  Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan.  PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation.  PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.  Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually.  Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success.  These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager.  Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period.  The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.  Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan.  The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five.  Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO.  M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits.  There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan.  Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits.  Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors.  Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.  In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”).  In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of March 31, 2010.

PIMCO Strategic Global Government Fund Inc.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Ivascyn	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant’s President and Chief Executive Officer and Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)          There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the ACT (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS® & Income Fund

By	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date: June 3, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: June 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
Brian S. Shlissel
President & Chief Executive Officer

Date: June 3, 2010

By	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: June 3, 2010